Exhibit 10.14

EXECUTION VERSION

ABL CANADIAN GUARANTEE AND COLLATERAL AGREEMENT

made by

Gienow Canada Inc.,

Mitten Inc.,

North Star Manufacturing (London) Ltd.,

and certain other Canadian Subsidiaries of the Parent Borrower,

in favour of

ubs ag, stamford branch,

as Collateral Agent and Administrative Agent

dated as of April 12, 2018

SECTION 1 Defined Terms		2

1.1	Definitions	2
1.2	Other Definitional Provisions	11

SECTION 2 Guarantee		12

2.1	Guarantee	12
2.2	Right of Contribution	13
2.3	No Subrogation	13
2.4	Amendments, etc. with Respect to the Obligations	14
2.5	Guarantee Absolute and Unconditional	15
2.6	Reinstatement	16
2.7	Payments	16

SECTION 3 Grant of Security Interest		16

3.1	Grant	16
3.2	Pledged Collateral	17
3.3	Certain Limited Exceptions	17
3.4	Intercreditor Relations	21
3.5	ULC Shares	21
3.6	Trade-mark Security	22

SECTION 4 Representations and Warranties		22

4.1	Representations and Warranties of Each Guarantor	22
4.2	Representations and Warranties of Each Grantor	22
4.3	Representations and Warranties of Each Pledgor	25

SECTION 5 Covenants		27

5.1	Covenants of Each Guarantor	27
5.2	Covenants of Each Grantor	27
5.3	Covenants of Each Pledgor	32

SECTION 6 Remedial Provisions		35

6.1	Certain Matters Relating to Accounts	35
6.2	Communications with Obligors; Grantors Remain Liable	36
6.3	Pledged Stock	37
6.4	Proceeds to Be Turned Over to the Collateral Agent	38
6.5	Application of Proceeds	38
6.6	PPSA and Other Remedies	39
6.7	Registration Rights	40
6.8	Waiver; Deficiency	41

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SECTION 7 The Collateral Agent		41

7.1	Collateral Agent’s Appointment as Attorney-in-Fact, etc	41
7.2	Duty of Collateral Agent	43
7.3	Financing Statements	44
7.4	Authority of Collateral Agent	44
7.5	Right of Inspection	44

SECTION 8 Non-Lender Secured Parties		45

8.1	Rights to Collateral	45
8.2	Appointment of Agent	46
8.3	Waiver of Claims	46
8.4	Designation of Non-Lender Secured Parties	47

SECTION 9 Miscellaneous		47

9.1	Amendments in Writing	47
9.2	Notices	47
9.3	No Waiver by Course of Conduct; Cumulative Remedies	48
9.4	Enforcement Expenses; Indemnification	48
9.5	Successors and Assigns	48
9.6	Set-Off	49
9.7	Counterparts	49
9.8	Severability	49
9.9	Section Headings	49
9.10	Integration	49
9.11	GOVERNING LAW	50
9.12	Submission to Jurisdiction; Waivers	50
9.13	Acknowledgments	50
9.14	WAIVER OF JURY TRIAL	51
9.15	Additional Granting Parties	51
9.16	Releases	51
9.17	Judgment Currency	53
9.18	Attachment of Security Interest	54
9.19	Copy of Agreement; Verification Statement	54
9.20	Amalgamation	54
9.21	Language	54

SCHEDULES

Schedule 1	—	Notice Addresses of Granting Parties
Schedule 2	—	Pledged Securities
Schedule 3	—	Perfection Matters
Schedule 4	—	Financing Statement Jurisdictions
Schedule 5	—	Intellectual Property

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ANNEXES

Annex 1	—	Acknowledgement and Consent of Issuers who are not Granting Parties
Annex 2	—	Assumption Agreement
Annex 3	—	Supplemental Agreement

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ABL CANADIAN GUARANTEE AND COLLATERAL AGREEMENT

ABL CANADIAN GUARANTEE AND COLLATERAL AGREEMENT, dated as of April 12, 2018, made by GIENOW CANADA INC., a federally incorporated Canadian corporation (“Gienow”), MITTEN INC., an Ontario corporation (“Mitten”), and North Star Manufacturing (London) Ltd., an Ontario corporation (“North Star” and, together with Gienow and Mitten, as further defined in the Credit Agreement, the “Canadian Borrowers”), and certain other Canadian Subsidiaries of the Parent Borrower from time to time party hereto, in favour of ubs ag, stamford branch, as collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below) and administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”) for the Canadian Facility Lenders from time to time parties to the Credit Agreement described below.

WITNESSETH:

WHEREAS, pursuant to that certain ABL Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, waived or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Credit Agreement”), among Pisces Midco, Inc., a Delaware corporation (as further defined in the Credit Agreement, the “Parent Borrower”) and the U.S. Subsidiary Borrowers from time to time party thereto (together with the Parent Borrower, the “U.S. Borrowers”), the Canadian Borrowers from time to time party thereto (together with the U.S. Borrowers, the “Borrowers”), Pisces Holdings, Inc., a Delaware Corporation (as further defined in the Credit Agreement, “Holdings”), the Collateral Agent, the Administrative Agent, and the other parties from time to time party thereto, the Canadian Facility Lenders have severally agreed to make extensions of credit to the Canadian Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Canadian Borrowers are members of an affiliated group of companies that includes the other Granting Parties (as defined below);

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Canadian Borrowers to make valuable transfers to one or more of the other Granting Parties in connection with the operation of their respective businesses;

WHEREAS, the Canadian Borrowers and the other Granting Parties are engaged in related businesses, and each such Granting Party will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, it is a condition to the obligation of the Canadian Facility Lenders to make their respective extensions of credit under the Credit Agreement that the Granting Parties shall execute and deliver this Agreement to the Collateral Agent and Administrative Agent for the benefit of the Secured Parties; and

WHEREAS, the Collateral Agent and/or one or more Additional Agents may in the future enter into one or more Other Intercreditor Agreements or Intercreditor Agreement Supplements.

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NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Canadian Facility Lenders to enter into the Credit Agreement and to induce the Canadian Facility Lenders to make their respective extensions of credit to the Canadian Borrowers thereunder, each Granting Party hereby agrees with the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties as follows:

SECTION 1

Defined Terms

1.1       Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms that are defined in the PPSA (as in effect on the date hereof) are used herein as so defined: Chattel Paper, Documents of Title, Equipment, Intangibles, Investment Property, Goods, Money, Securities and Securities Accounts.

(b)       The following terms shall have the following meanings:

“Accounts”: all accounts (as defined in the PPSA) of each Grantor, including all Accounts (as defined in the Credit Agreement) and Accounts Receivable of such Grantor.

“Accounts Receivable”: any right to payment, whether or not earned by performance, for goods sold, leased, licensed, assigned or otherwise disposed, or for services rendered or to be rendered, which is not evidenced by an Instrument or Chattel Paper.

“Additional Agent”: any administrative agent, collateral agent, security agent, trustee or other representative, in each case including any successor thereto, for or of any one or more secured parties in respect of any incurrence of Indebtedness that is permitted by the Credit Agreement to be secured by a Lien on the Security Collateral.

“Adjusted Net Worth”: of any Guarantor at any time, the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Loan Document, or pursuant to its guarantee with respect to any Indebtedness then outstanding under any Additional Obligations or any Acquired Indebtedness) on such date.

“Administrative Agent”: as defined in the preamble hereto.

“Agreement”: this ABL Canadian Guarantee and Collateral Agreement, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Applicable Law”: as defined in Subsection 9.8.

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“Bank Products Agreement”: any agreement pursuant to which a bank or other financial institution or other Person agrees to provide (a) treasury services, (b) credit card, debit card, merchant card, purchasing card, stored value card, non-card electronic payable or other similar services (including the processing of payments and other administrative services with respect thereto), (c) cash management or related services (including controlled disbursements, automated clearinghouse transactions, return items, netting, overdrafts, depository, lockbox, stop payment, electronic funds transfer, information reporting, wire transfer and interstate depository network services) and (d) other banking, financial or treasury products or services as may be requested by any Grantor (other than letters of credit and other than loans and advances except indebtedness arising from services described in clauses (a) through (c) of this definition), including, for the avoidance of doubt, bank guarantees.

“Bank Products Provider”: any Person that has entered into a Bank Products Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, as designated by the Borrower Representative, for and on behalf of the Canadian Borrowers, in accordance with Subsection 8.4.

“Bankruptcy Case”: (i) Holdings, any Borrower or any other Subsidiary of the Parent Borrower commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, receiver and manager, trustee, custodian, conservator, interim receiver, monitor or other similar official for it or for all or any substantial part of its assets, or Holdings, any Borrower or any other Subsidiary of the Parent Borrower making a general assignment for the benefit of its creditors; or (ii) there being commenced against Holdings, any Borrower or any other Subsidiary of the Parent Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days.

“Borrower Obligations”: with respect to any Canadian Borrower, the collective reference to all obligations and liabilities of such Canadian Borrower in respect of the unpaid principal of and interest on (including interest and fees accruing after the maturity of the Canadian Facility Revolving Credit Loans and Reimbursement Obligations with respect to Canadian Facility Letters of Credit issued to, or for the account of, such Canadian Borrower and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Canadian Borrower, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding) the Canadian Facility Revolving Credit Loans, Reimbursement Obligations with respect to Canadian Facility Letters of Credit issued to, or for the account of, such Canadian Borrower and all other obligations and liabilities of such Canadian Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Canadian Facility Revolving Credit Loans, the Canadian Facility Letters of Credit issued to, or for the account of, such Canadian Borrower, this Agreement, the other Loan Documents, any Hedging Agreement or Permitted Hedging Arrangement entered into with any Hedging Provider, any Bank Products Agreement entered into with any Bank Products Provider, any Guarantee Obligation of any Canadian Borrower or any of its Subsidiaries (other than any Domestic Subsidiary) as to which any Secured Party is a beneficiary (including any Management Guarantee entered into with any Management Credit Provider) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with any such Bank Products Agreement or a termination of any transaction entered into pursuant to any such Hedging Agreement or Permitted Hedging Arrangement, fees, indemnities, costs, expenses or otherwise (including all reasonable fees, expenses and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by such Canadian Borrower pursuant to the terms of the Credit Agreement or any other Loan Document). With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (the “Excluded Borrower Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Borrower Obligations guaranteed by such Guarantor shall not include any such Excluded Borrower Obligation.

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“Borrowers”: as defined in the recitals hereto.

“Canadian Borrowers”: as defined in the preamble hereto.

“CFTC”: the U.S. Commodity Futures Trading Commission or any successor to the U.S. Commodity Futures Trading Commission.

“Collateral”: as defined in Section 3; provided that, for purposes of Section 8, “Collateral” shall have the meaning assigned to such term in the Credit Agreement.

“Collateral Account Bank”: a bank which at all times is the Collateral Agent or a Canadian Facility Lender or an affiliate thereof as selected by the relevant Grantor and consented to in writing by the Collateral Agent (such consent not to be unreasonably withheld or delayed).

“Collateral Agent”: as defined in the preamble hereto.

“Collateral Proceeds Account”: a non-interest bearing cash collateral account established and maintained by the relevant Grantor at an office of the Collateral Account Bank in the name, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Parties.

“Collateral Representative”: (i) if no Intercreditor Agreement is then in effect, the Collateral Agent, and (ii) if any Intercreditor Agreement is then in effect, the Person acting as representative for the Collateral Agent and the Secured Parties thereunder for the applicable purpose contemplated by this Agreement and the Credit Agreement.

“Commodity Exchange Act”: the U.S. Commodity Exchange Act, as in effect from time to time, or any successor statute.

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“Contracts”: with respect to any Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof, to which such Grantor is a party or under which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, restated, supplemented, waived or otherwise modified, and all rights of such Grantor thereunder, including (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

“Copyright Licenses”: with respect to any Grantor, all Canadian written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any Copyright of such Grantor, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including any such license agreements that are material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, and are listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Copyrights”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all Canadian copyrights, whether or not the underlying works of authorship have been published or registered, all Canadian copyright registrations and copyright applications, including any copyright registrations and copyright applications listed on Schedule 5, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof.

“Credit Agreement”: as defined in the recitals hereto.

“Deposit Account”: any demand, time, savings, passbook or like account now or hereafter maintained by any Grantor with a depositary institution, and, in any event, shall include, but shall not be limited to, all Blocked Accounts, DDAs and Concentration Accounts.

“Excluded Assets”: as defined in Subsection 3.3.

“Excluded Borrower Obligation”: as defined in the definition of “Borrower Obligations”.

“first priority”: as defined in the Credit Agreement.

“Foreign Intellectual Property”: any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, service marks, trademark and service mark applications, trade names, trade dress, trademark licenses, technology, know-how and processes or any other intellectual property governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than Canada or any province, territory or other political subdivision thereof.

“Granting Parties”: (x) the Canadian Borrowers and (y) the Canadian Subsidiary Guarantors.

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“Grantors”: (x) the Canadian Borrowers and (y) the Canadian Subsidiary Guarantors.

“Guarantor Obligations”: with respect to any Guarantor, the collective reference to (i) the Borrower Obligations guaranteed by such Guarantor pursuant to Section 2 and (ii) all obligations and liabilities of such Guarantor that may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, any Hedging Agreement or Permitted Hedging Arrangement entered into with any Hedging Provider, any Bank Products Agreement entered into with any Bank Products Provider, any Guarantee Obligation of any Canadian Borrower or any of its Subsidiaries (other than any Domestic Subsidiary) as to which any Secured Party is a beneficiary (including any Management Guarantee entered into with any Management Credit Provider) or any other document made, delivered or given in connection therewith, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all reasonable fees and disbursements of counsel to the Administrative Agent or to any other Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Guarantor, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding). With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (together with the Excluded Borrower Obligation, the “Excluded Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Guarantor Obligations of such Guarantor shall not include any such Excluded Obligation.

“Guarantors”: the collective reference to each Granting Party.

“Hedging Agreement”: any Interest Rate Agreement, Commodities Agreement, Currency Agreement or any other credit or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity, credit or equity values or creditworthiness (including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Hedging Provider”: any Person that has entered into a Hedging Agreement with a Grantor with the obligations of such Grantor thereunder being secured by one or more Loan Documents, as designated by the Borrower Representative, for and on behalf of the Canadian Borrowers, in accordance with Subsection 8.4.

“Holdings”: as defined in the recitals hereto.

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“Industrial Design License”: with respect to any Grantor, all written agreements, now or hereafter in effect with any third party that is not an Affiliate or a Subsidiary of the Parent Borrower, granting any right to make, use or sell any Industrial Design, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any Industrial Design, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement including, without limitation, the license agreements listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Industrial Designs”: all of the following, now owned or hereafter acquired by any Grantor: (a) all industrial designs, design patents and other designs that the Grantor now or hereafter owns or uses in Canada, including but not limited to all industrial designs, design patents and other designs listed on Schedule 5 and all renewals and extensions thereof, (b) all registrations and recordings thereof and all applications that have been or shall be made or filed in Canada or other political subdivision thereof and all records thereof and all reissues, extensions or renewals thereof, and (c) all common law and other rights in the above.

“Instruments”: as defined in the PPSA but excluding Pledged Securities.

“Intellectual Property”: with respect to any Grantor, the collective reference to such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trade-marks, Trade-mark Licenses, Industrial Designs and Industrial Design Licenses.

“Intercompany Note”: with respect to any Grantor, any promissory note in a principal amount in excess of $15,000,000 evidencing loans made by such Grantor to any Canadian Borrower or any of its Restricted Subsidiaries (other than to Domestic Subsidiaries and other than to Special Purpose Subsidiaries (as defined in the Cash Flow Credit Agreement) to the extent the applicable documentation for a Special Purpose Financing does not permit such Intercompany Note to be pledged under this Agreement).

“Intercreditor Agreements”: any Other Intercreditor Agreement that may be entered into in the future by the Collateral Agent and any Additional Agent and/or one or more other secured creditors (or agents therefor) party thereto and acknowledged by the Canadian Borrowers and the other Granting Parties (each such Intercreditor Agreement as amended, restated, supplemented, waived or otherwise modified from time to time (subject to Subsection 9.1)) (in each case, upon and during the effectiveness thereof).

“Inventory”: with respect to any Grantor, all inventory (as defined in the PPSA) of such Grantor, including all Inventory (as defined in the Credit Agreement) of such Grantor.

“Issuers”: the collective reference to issuers of Pledged Stock, including (as of the Closing Date) the Persons identified on Schedule 2 as the issuers of Pledged Stock.

“Judgment Currency”: as defined in Subsection 9.17(a).

“Judgment Currency Conversion Date”: as defined in Subsection 9.17(a).

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“Management Credit Provider”: any Person that is a beneficiary of a Management Guarantee, with the obligations of the applicable Grantor thereunder being secured by one or more Loan Documents, as designated by the Borrower Representative in accordance with Subsection 8.4.

“Non-Lender Secured Parties”: the collective reference to all Bank Products Providers, Hedging Providers, Management Credit Providers and their respective successors, assigns and transferees, in their respective capacities as such.

“Obligation Currency”: as defined in Subsection 9.17(a).

“Obligations”: (i) in the case of each Canadian Borrower, its Borrower Obligations and (ii) in the case of each other Guarantor, its Guarantor Obligations. For the avoidance of doubt, this definition and the definitions of “Borrower Obligations” and “Guarantor Obligations” shall not include any Obligations (as defined in the U.S. Guarantee and Collateral Agreement) of any U.S. Borrower or U.S. Subsidiary Guarantor.

“Parent Borrower”: as defined in the recitals hereto.

“Patent Licenses”: with respect to any Grantor, all Canadian written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any Patent other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including any such license agreements that are material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, and are listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Patents”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all Canadian patents, patent applications and patentable inventions and all reissues and extensions thereof, including all patents and patent applications identified in Schedule 5, and including (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in Canada and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Pledged Collateral”: as to any Pledgor, the Pledged Securities now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof.

“Pledged Notes”: with respect to any Pledgor, all Intercompany Notes at any time issued to, or held or owned by, such Pledgor.

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“Pledged Securities”: the collective reference to the Pledged Notes and the Pledged Stock.

“Pledged Stock”: with respect to any Pledgor, the shares of Capital Stock listed on Schedule 2 as held by such Pledgor, together with any other shares of Capital Stock of any Subsidiary of such Pledgor required to be pledged by such Pledgor pursuant to Subsection 7.9 of the Credit Agreement, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of any Capital Stock of any Issuer that may be issued or granted to, or held by, such Pledgor while this Agreement is in effect, in each case, unless and until such time as the respective pledge of such Capital Stock under this Agreement is released in accordance with the terms hereof and of the Credit Agreement; provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (i) (A) more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary (other than a Canadian Subsidiary) and (B) any Capital Stock of a Domestic Subsidiary, (ii) any Capital Stock of a Subsidiary of any Foreign Subsidiary, (iii) de minimis shares of a Foreign Subsidiary held by any Pledgor as a nominee or in a similar capacity, (iv) any Capital Stock of any not-for-profit Subsidiary, (v) any Capital Stock of any Excluded Subsidiary (other than, but without limiting clause (i) above, a Subsidiary described in clause (d) of the definition thereof) and (vi) without duplication, any Excluded Assets.

“Pledgor”: each Granting Party (with respect to Pledged Securities held by such Granting Party and all other Pledged Collateral of such Granting Party).

“PPSA”: the Personal Property Security Act (Ontario), as such legislation may be amended, renamed or replaced from time to time, including all regulations from time to time made under such legislation, provided that if creation, perfection or the effect of perfection or non-perfection or the priority of any Lien in any Collateral is governed by the personal property security legislation in effect in a jurisdiction other than Ontario, “PPSA” means the Personal Property Security Act as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such creation, perfection, effect of perfection or non-perfection or priority.

“Proceeds”: all “proceeds” as such term is defined in the PPSA and, in any event, Proceeds of Pledged Securities shall include all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Restrictive Agreements”: as defined in Subsection 3.3(a).

“Secured Parties”: the collective reference to (i) the Administrative Agent, the Collateral Agent and each Other Representative, (ii) the Canadian Facility Lenders (including the Canadian Facility Issuing Lenders), (iii) the Non-Lender Secured Parties and (iv) the respective successors and assigns and the permitted transferees and endorsees of each of the foregoing.

“Security Collateral”: with respect to any Granting Party, collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Granting Party.

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“Specified Asset”: as defined in Subsection 4.2.2.

“STA”: the Securities Transfer Act, 2007 (Ontario), as such legislation may be amended, renamed or replaced from time to time, including all regulations from time to time made under such legislation, provided that, if creation, perfection or the effect of perfection or non-perfection or the priority of any Lien created hereunder in any of the Collateral is governed by the securities transfer legislation or other applicable legislation with respect to the transfer of securities as in effect in a jurisdiction other than Ontario, “STA” means the Securities Transfer Act or such other applicable legislation as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such creation, perfection, effect of perfection or non-perfection or priority.

“Trade Secret Licenses”: with respect to any Grantor, all Canadian written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any Trade Secrets, including know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all Canadian trade secrets, including know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trade-mark Licenses”: with respect to any Grantor, all Canadian written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any Canadian Trade-marks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including any such license agreements that are material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, and are listed on Schedule 5, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade-marks”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all Canadian trade-marks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trade-mark and service mark registrations, and applications for trade-mark or service mark registrations, and any renewals thereof, including each registration and application identified in Schedule 5, and including (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all other rights corresponding thereto and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in Canada, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such Trade-mark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers.

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“ULC”: an Issuer (as defined in the STA) that is an unlimited company or an unlimited liability company.

“ULC Law” means the Companies Act (Nova Scotia), the Business Corporations Act (British Columbia), the Business Corporations Act (Alberta) or any other present or future law of any jurisdiction of Canada governing ULCs.

“ULC Shares” means Pledged Stock which consist of shares in the capital stock or other equity interests of any entity which is ULC.

“U.S. Borrowers”: as defined in the recitals hereto.

“Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any province or territory of Canada and all tires and other appurtenances to any of the foregoing.

1.2       Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified. The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”.

(b)       The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)       Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party’s Collateral, Pledged Collateral or Security Collateral or the relevant part thereof.

(d)       All references in this Agreement to any of the property described in the definition of the term “Collateral” or “Pledged Collateral”, or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral or Pledged Collateral, respectively.

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SECTION 2

Guarantee

2.1       Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the benefit of the applicable Secured Parties, the prompt and complete payment and performance by each Canadian Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Canadian Borrower owed to the applicable Secured Parties.

(b)       Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable law, including applicable Canadian federal, provincial and territorial laws relating to the insolvency of debtors; provided that, to the maximum extent permitted under applicable law, it is the intent of the parties hereto that the rights of contribution of each Guarantor provided in Subsection 2.2 be included as an asset of the respective Guarantor in determining the maximum liability of such Guarantor hereunder.

(c)       Each Guarantor agrees that the Borrower Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

(d)       The guarantee contained in this Section 2 shall remain in full force and effect until the earliest to occur of (i) the first date on which all of the Canadian Facility Revolving Credit Loans, any Reimbursement Obligations with respect to Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower and all other Borrower Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash, no Canadian Facility Letter of Credit issued to, or for the account of, a Canadian Borrower shall be outstanding (except for Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower that have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to the applicable Canadian Issuing Lender) and the Canadian Facility Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement any of the Canadian Borrowers may be free from any Borrower Obligations, (ii) as to any Guarantor, a sale or other disposition of all the Capital Stock of such Guarantor (other than to a Canadian Borrower or a Guarantor), or any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement, and (iii) as to any Guarantor, such Guarantor being or becoming an Excluded Subsidiary.

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(e)       No payment made by any Canadian Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from any of the Canadian Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations of each Canadian Borrower guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the earliest to occur of (i) the first date on which all the Canadian Facility Revolving Credit Loans, any Reimbursement Obligations with respect to Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower, and all other Borrower Obligations then due and owing are paid in full in cash, no Canadian Facility Letter of Credit issued to, or for the account of, a Canadian Borrower shall be outstanding (except for Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Canadian Facility Issuing Lender) and the Canadian Facility Commitments are terminated, (ii) as to any Guarantor, a sale or other disposition of all the Capital Stock of such Guarantor (other than to a Canadian Borrower or a Guarantor), or any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement, and (iii) as to any Guarantor, such Guarantor being or becoming an Excluded Subsidiary.

2.2       Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worth of each Guarantor on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Subsection 2.3. The provisions of this Subsection 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3       No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against any Canadian Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Canadian Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Secured Parties by any Canadian Borrower on account of the Borrower Obligations are paid in full in cash, no Canadian Facility Letter of Credit issued to, or for the account of, a Canadian Borrower shall be outstanding (or shall not have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to each applicable Canadian Facility Issuing Lender) and the Canadian Facility Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash or any Canadian Facility Letter of Credit issued to, or for the account of, a Canadian Borrower shall remain outstanding (and shall not have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Canadian Facility Issuing Lender) or any of the Canadian Facility Commitments shall remain in effect, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

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2.4       Amendments, etc. with Respect to the Obligations. To the maximum extent permitted by law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Collateral Agent, the Administrative Agent or any other Secured Party may be rescinded by the Collateral Agent, the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, subordinated, waived, surrendered or released by the Collateral Agent, the Administrative Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Collateral Agent or the Administrative Agent (or the Required Lenders or the applicable Lender(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent, the Administrative Agent or any other Secured Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. None of the Collateral Agent, the Administrative Agent and each other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

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2.5       Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Collateral Agent, the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Canadian Borrowers and any of the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Canadian Borrowers or any of the other Guarantors with respect to any of the Borrower Obligations. Each Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection. Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any claim alleging breach of a contractual provision of any of the Loan Documents) that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent, the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any of the Canadian Borrowers against the Collateral Agent, the Administrative Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (d) any exchange, non-perfection, taking, or release of Security Collateral, (e) any change in the structure or existence of any of the Canadian Borrowers, (f) any application of Security Collateral to any of the Obligations, (g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the Collateral Agent, the Administrative Agent or any other Secured Party with respect thereto, including: (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, (iii) any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives any Canadian Borrower of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or (h) any other circumstance whatsoever (other than payment in full in cash of the Borrower Obligations guaranteed by it hereunder) (with or without notice to or knowledge of any of the Canadian Borrowers or such Guarantor) or any existence of or reliance on any representation by the Secured Parties that constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Canadian Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent, the Administrative Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any of the Canadian Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by the Collateral Agent, the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Canadian Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of the Borrowers, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent, the Administrative Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

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2.6       Reinstatement. This Guarantee shall remain in full force and effect and continue to be effective should any petition or other proceeding be filed by or against any Canadian Borrower for liquidation or reorganization, should any Canadian Borrower become insolvent or make an assignment for the benefit of any creditor or creditors or should an interim receiver, receiver, receiver and manager or trustee be appointed for all or any significant part of any Canadian Borrower’s assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Borrower Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Borrower Obligations, whether as a fraudulent preference, reviewable transaction or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Borrower Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

2.7       Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim, in Canadian Dollars (or in the case of any amount required to be paid in any other currency pursuant to the requirements of the Credit Agreement or other agreement relating to the respective Obligations, such other currency), at the Administrative Agent’s office specified in Subsection 11.2 of the Credit Agreement or such other address as may be designated in writing by the Administrative Agent to such Guarantor from time to time in accordance with Subsection 11.2 of the Credit Agreement.

SECTION 3

Grant of Security Interest

3.1       Grant. Each Grantor hereby assigns, grants, hypothecates and pledges to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Collateral of such Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except as provided in Subsection 3.3. The term “Collateral”, as to any Grantor, means the following personal property (wherever located) now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in Subsection 3.3:

(a)       all present and after-acquired personal property;

(b)       all Accounts;

(c)       all Money (including all cash);

(d)       all Cash Equivalents;

(e)       all Chattel Paper;

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(f)        all Contracts;

(g)       all Deposit Accounts;

(h)       all Documents of Title;

(i)        all Equipment;

(j)        all Intangibles;

(k)       all Instruments;

(l)        all Intellectual Property;

(m)      all Inventory;

(n)       all Investment Property;

(o)       all books and records relating to the foregoing;

(p)       the Collateral Proceeds Account; and

(q)       to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, Collateral shall not include any Pledged Collateral, or any property or assets described in the proviso to the definition of Pledged Stock.

3.2       Pledged Collateral. Each Granting Party that is a Pledgor, hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Pledged Collateral of such Pledgor now owned or at any time hereafter acquired by such Pledgor, including any Proceeds thereof, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor, except as provided in Subsection 3.3.

3.3       Certain Limited Exceptions. No security interest is or will be granted pursuant to this Agreement or any other Security Document in any right, title or interest of any Granting Party under or in, and “Collateral” and “Pledged Collateral” shall not include the following (collectively, the “Excluded Assets”):

(a)       any Instruments, Contracts, Chattel Paper, Intangibles, Copyright Licenses, Patent Licenses, Trade-mark Licenses, Trade Secret Licenses, Industrial Design Licenses or other contracts or agreements with or issued by Persons other than a Canadian Borrower, a Subsidiary of a Canadian Borrower, or an Affiliate of any of the foregoing (collectively, “Restrictive Agreements”) that would otherwise be included in the Security Collateral (and such Restrictive Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Restrictive Agreements (in each case, except to the extent that, pursuant to the PPSA and any other applicable law, the granting of security interests therein can be made without resulting in a breach, default or termination of such Restrictive Agreements);

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(b)       any Equipment or other personal property that would otherwise be included in the Security Collateral (and such Equipment or other personal property shall not be deemed to constitute a part of the Security Collateral) if such Equipment or other personal property (x) (A) is subject to a Lien described in Subsection 8.14(d) or 8.14(e) (with respect to a Lien described in Subsection 8.14(d)) of the Credit Agreement or (B) is subject to a Lien described in clause (h) (with respect to Purchase Money Obligations or Financing Lease Obligations) or (o) (with respect to such Liens described in such clause (h)) of the definition of “Permitted Liens” in the Cash Flow Credit Agreement (but in each case only for so long as such Liens are in place) or (y) (A) is subject to any Lien described in Subsection 8.14(q) of the Credit Agreement or (B) is subject to any Lien in respect of Hedging Obligations (as defined in the Cash Flow Credit Agreement) permitted by Subsection 8.6 of the Cash Flow Credit Agreement as a “Permitted Lien” pursuant to clause (h) of the definition thereof in the Cash Flow Credit Agreement (but in each case only for so long as such Liens are in place), and, in the case of such other personal property, such other personal property consists solely of (i) cash, Cash Equivalents or Temporary Cash Investments, together with proceeds, dividends and distributions in respect thereof, (ii) any personal property relating to such assets, proceeds, dividends or distributions, or to such Hedging Obligations (as defined in the Cash Flow Credit Agreement), and/or (iii) any other personal property consisting of, relating to or arising under or in connection with (1) any Hedging Obligations (as defined in the Cash Flow Credit Agreement) or (2) any other agreements, instruments or documents related to any Hedging Obligations (as defined in the Cash Flow Credit Agreement) or to any of the personal property referred to in any of subclauses (i) through (iii) of this subclause (b)(y);

(c)       any personal property (and/or related rights and/or assets) that (A) would otherwise be included in the Security Collateral (and such personal property (and/or related rights and/or assets) shall not be deemed to constitute a part of the Security Collateral) if such personal property has been sold or otherwise transferred in connection with a Sale and Leaseback Transaction (as defined in the definition of “Exempt Sale and Leaseback Transaction” in the Cash Flow Credit Agreement) permitted under Subsection 8.5 of the Credit Agreement or clause (x) or (xix) of the definition of “Asset Disposition” in the Cash Flow Credit Agreement, or (B) is subject to any Liens permitted under Subsection 8.14 of the Credit Agreement or Subsection 8.6 of the Cash Flow Credit Agreement that, in each case, relate to personal property subject to any such Sale and Leaseback Transaction (as defined in the definition of “Exempt Sale and Leaseback Transaction” in the Cash Flow Credit Agreement) or intangibles related thereto (but only for so long as such Liens are in place); provided that, notwithstanding the foregoing, a security interest of the Collateral Agent shall attach to any money, securities or other consideration received by any Grantor as consideration for the sale or other disposition of such personal property as and to the extent such consideration would otherwise constitute Security Collateral;

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(d)       Capital Stock which is described in the proviso to the definition of Pledged Stock;

(e)       any Money, cash, cheques, other negotiable instruments, funds and other evidence of payment held in any Deposit Account of any Canadian Borrower or any of its Subsidiaries in the nature of a security deposit with respect to obligations for the benefit of any Canadian Borrower or any of its Subsidiaries, which must be held for or returned to the applicable counterparty under applicable law or pursuant to Contractual Obligations;

(f)       (x) the Pisces Acquisition Agreement and any rights therein or arising thereunder (except any proceeds of the Pisces Acquisition Agreement) and (y) the Atlas Acquisition Agreement and any rights therein or arising thereunder (except any proceeds of the Atlas Acquisition Agreement);

(g)       any interest in leased real property (including fixtures related thereto) (and there shall be no requirement to deliver landlord lien waivers, estoppels or collateral access letters);

(h)       any fee interest in owned real property (including fixtures related thereto) if (A) the fair market value (as determined by the Borrower Representative, for and on behalf of the Canadian Borrowers, in good faith, which determination shall be conclusive) of such fee interest at the time of the acquisition of such fee interest is less than $15,000,000 individually, or (B) if situated in the United States, such real property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency;

(i)       any Vehicles and any assets subject to certificate of title;

(j)       personal property to the extent the granting or perfecting of a security interest in such personal property would result in costs or other consequences to Topco or any of its Subsidiaries as reasonably determined in writing by the Borrower Representative, for and on behalf of the Canadian Borrowers, the Administrative Agent and the Collateral Agent, which determination shall be conclusive, that are excessive in view of the benefits that would be obtained by the Secured Parties (it being understood and agreed that personal property located in the Province of Québec shall be deemed under this clause (j) to not constitute a part of the Security Collateral to the extent the value of such personal property does not exceed $500,000 in the aggregate).

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(k)       any personal property over which the granting of security interests in such personal property would be prohibited by contract permitted under the Credit Agreement, applicable law or regulation or the organizational or joint venture documents of any non-wholly owned Subsidiary (including permitted liens, leases and licenses), including contracts over which the granting of security interests therein would result in termination thereof (in each case, after giving effect to the applicable anti-assignment provisions of the PPSA of any applicable jurisdiction, other than proceeds and receivables thereof to the extent that their assignment is expressly deemed effective under the PPSA of any applicable jurisdiction notwithstanding such prohibitions for so long as such prohibitions are in effect), or to the extent that such security interests would result in adverse tax consequences to Topco or one of its Subsidiaries (or, at the election of the Borrower Representative, for and on behalf of the Canadian Borrowers, in connection with an initial public offering or other restructuring of the Parent Borrower, any Parent Entity, the Parent Borrower or any of its Subsidiaries) (as determined by the Borrower Representative, for and on behalf of the Canadian Borrowers, in good faith, which determination shall be conclusive) (it being understood that the Canadian Facility Lenders shall not require any Canadian Borrower or any of its Subsidiaries to enter into any security agreements or pledge agreements governed by the law of a jurisdiction other than Canada or the United States or a subdivision thereof);

(l)        any personal property specifically requiring perfection through control (including securities accounts), (i) to the extent the security interest in such personal property is not perfected by filings under the PPSA of any applicable jurisdiction and (ii) other than in the case of Pledged Stock or Pledged Notes, to the extent not perfected by being held by the Collateral Agent or an Additional Agent as agent for the Collateral Agent;

(m)      Foreign Intellectual Property;

(n)       any aircraft, airframes, aircraft engines, helicopters, vessels or rolling stock or any Equipment or other personal property constituting a part thereof;

(o)       any Capital Stock and other securities of (i) a Subsidiary of the Parent Borrower to the extent that the pledge of or grant of any other Lien on such Capital Stock and other securities for the benefit of any holders of securities results in the Parent Borrower or any of its Restricted Subsidiaries being required to file separate financial statements for such Subsidiary with the Securities and Exchange Commission (or any other governmental authority) pursuant to either Rule 3-10 or 3-16 of Regulation S-X under the Securities Act, or any other law, rule or regulation as in effect from time to time, but only to the extent necessary to not be subject to such requirement and/or (ii) any Subsidiary of the Parent Borrower that is (x) an Unrestricted Subsidiary, (y) an Excluded Subsidiary, other than a Foreign Subsidiary (which pledge of Capital Stock of a Foreign Subsidiary (other than a Canadian Subsidiary) shall be limited to 65% of each series of its Capital Stock), or (z) a Domestic Subsidiary;

(p)       the last day of the term of any lease or agreement therefor but upon the enforcement of the security interest granted hereby in the Collateral, the Grantors or any of them shall stand possessed of such last day in trust to assign the same to any person acquiring such term; and

(q)       any “consumer goods” (as defined in the PPSA) of any Grantor.

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For the avoidance of doubt, if any Grantor receives any payment or other amount under the Atlas Acquisition Agreement or the Pisces Acquisition Agreement, such payment or other amount shall constitute Collateral when and if actually received by such Grantor, to the extent set forth in Subsection 3.1.

3.4       Intercreditor Relations. Notwithstanding anything herein to the contrary, the Liens and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of any applicable Intercreditor Agreements. In the event of any conflict between the terms of any Intercreditor Agreement and this Agreement, the terms of such Intercreditor Agreement shall govern and control as among the Collateral Agent and any Additional Agent and/or any other secured creditor (or agent therefor) party thereto. In the event of any such conflict, each Grantor may act (or omit to act) in accordance with such Intercreditor Agreement, and shall not be in breach, violation or default of its obligations hereunder by reason of doing so.

3.5       ULC Shares. Notwithstanding the grant of security interest made by the Grantors in favour of the Collateral Agent, for the benefit of the Secured Parties, of all of its Pledged Stock or anything else contained in this Agreement or any other document or agreement among all or some of the parties hereto, any Grantor that owns or controls any ULC Shares pledged hereunder shall remain registered as the sole registered and beneficial owner of such ULC Shares and will remain as registered and beneficial owner until such time as such ULC Shares are effectively transferred into the name of the Collateral Agent or any other person on the books and records of the ULC which is the issuer of such ULC Shares. Accordingly such Grantor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such ULC Shares (except insofar as the Grantor has granted a security interest therein and is required to deliver such Pledged Collateral in accordance herewith) and shall have the right to vote such ULC Shares and to control the direction, management and policies of the ULC thereof to the same extent as the Grantor would if such ULC Shares were not pledged to the Collateral Agent (for its own benefit and for the benefit of the Canadian Facility Lenders, or otherwise) pursuant hereto. Nothing in this Agreement or any other document or agreement among all or some of the parties hereto is intended to or shall constitute the Collateral Agent or any person as a shareholder, other than a Grantor, as a shareholder or member of any ULC for the purposes of any ULC Law until such time as notice is given to the ULC of the ULC Shares pledged and further steps are taken thereunder so as to register the Collateral Agent or any other person as the holder of the ULC Interests of such ULC. To the extent any provision hereof would have the effect of constituting the Collateral Agent or its nominee any other person as a shareholder or member of a ULC prior to such time, such provision shall be severed herefrom and ineffective with respect to the ULC Shares of such ULC without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Pledged Stock which are not ULC Shares. Except upon the exercise of rights to sell or otherwise dispose of ULC Shares following the occurrence and during the continuance of an Event of Default hereunder, no Grantor shall cause or permit, or enable any ULC in which it holds ULC Shares to cause or permit, the Collateral Agent or its nominee, or any other Canadian Facility Lender to: (a) be registered as a shareholder or member of such ULC; (b) have any notation entered in its favour in the share register of such ULC; (c) be held out as a shareholder or member of such ULC; (d) receive, directly or indirectly, any dividends, property or other distributions from such ULC by reason of the Collateral Agent or other person holding a security interest in such ULC Shares; or (e) act as a shareholder or member of such ULC, or exercise any rights of a shareholder or member of such ULC including the right to attend a meeting of, or to vote the shares of, such ULC.

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3.6      Trade-mark Security. Notwithstanding Subsection 3.1, any Grantor’s grant of security in Trade-marks (as defined in the Trade-marks Act (Canada)) under this Agreement shall be limited to a grant by such Grantor of a security interest in all of such Grantor’s right, title and interest in such Trade-marks.

SECTION 4

Representations and Warranties

4.1       Representations and Warranties of Each Guarantor. To induce the Administrative Agent, the Collateral Agent and the Canadian Facility Lenders to enter into the Credit Agreement and to induce the Canadian Facility Lenders to make their respective extensions of credit to the Canadian Borrowers thereunder, each Guarantor hereby represents and warrants to the Collateral Agent and each other Secured Party (to the extent such representations and warranties are required to be true and correct for any applicable Extension of Credit pursuant to Section 6 of the Credit Agreement) that the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Collateral Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Parent Borrower’s knowledge shall, for the purposes of this Subsection 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2       Representations and Warranties of Each Grantor. To induce the Administrative Agent, the Collateral Agent and the Canadian Facility Lenders to make their respective extensions of credit to the Canadian Borrowers under the Credit Agreement following the Closing Date, each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party (solely to the extent such representations and warranties are required to be true and correct for such Extension of Credit pursuant to Subsection 6.2 of the Credit Agreement) that, in each case after giving effect to the Transactions:

4.2.1    Title; No Other Liens. Except for the security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on such Grantor’s Collateral by the Credit Agreement (including Subsection 8.14 thereof), such Grantor owns each item of such Grantor’s Collateral free and clear of any and all Liens securing Indebtedness. As of the Closing Date, except as set forth on Schedule 3, to the knowledge of such Grantor, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s Collateral is on file or of record in any public office in Canada, any province, territory or other political subdivision thereof, except such as have been filed in favour of the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement or as are permitted by the Credit Agreement (including Subsection 8.14 thereof) or any other Loan Document or for which termination statements, financing change statements or discharges will be delivered on the Closing Date.

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4.2.2    Perfected First Priority Liens. (a) This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor’s Security Collateral in favour of the Collateral Agent for the benefit of the Secured Parties, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b)       Except with regard to (i) Liens (if any) on Specified Assets and (ii) any rights in favour of the Canadian federal, provincial or territorial government as required by law (if any), upon the completion of the Filings and, with respect to Instruments, Chattel Paper and Documents of Title, upon the earlier of such Filing or the delivery to and continuing possession by the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, of all Instruments, Chattel Paper and Documents of Title, a security interest in which is perfected by possession, upon the taking of the actions required by Subsection 5.2.12, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor’s Collateral in favour of the Collateral Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons securing Indebtedness, in each case other than Liens permitted by the Credit Agreement (including Permitted Liens) (and subject to any applicable Intercreditor Agreement), and enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that the recording of an assignment or other transfer of title to the Collateral Agent, the Administrative Agent, the applicable Collateral Representative or any Additional Agent (in accordance with any applicable Intercreditor Agreement) or the recording of other applicable documents in the Canadian Intellectual Property Office may be necessary for perfection or enforceability, and except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. As used in this Subsection 4.2.2(b), the following terms shall have the following meanings:

“Filings”: the filing or recording of (i) the Financing Statements as set forth in Schedule 3, (ii) this Agreement or a notice thereof with respect to Intellectual Property as set forth in Schedule 3, and (iii) any filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law.

“Financing Statements”: the financing or financing change statements filed and delivered to the Collateral Agent by such Grantor on or prior to the Closing Date for filing in the jurisdictions listed in Schedule 4.

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“Ordinary Course Transferees”: (i) with respect to Goods only, buyers in the ordinary course of business and lessees in the ordinary course of business, (ii) with respect to Intangibles only, licensees in the ordinary course of business and (iii) any other Person who is entitled to take free of the Lien pursuant to the PPSA as in effect from time to time in the relevant jurisdiction.

“Specified Assets”: the following property and assets of such Grantor:

(1)       Patents, Patent Licenses, Trade-marks, Trade-mark Licenses, Industrial Designs and Industrial Design Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the PPSA as in effect from time to time in the relevant jurisdiction or by the filing and acceptance of intellectual property security agreements in the Canadian Intellectual Property Office or (b) such Patents, Patent Licenses, Trade-marks, Trade-mark Licenses, Industrial Designs and Industrial Design Licenses are not, individually or in the aggregate, material to the business of the Canadian Borrowers and their Subsidiaries taken as a whole;

(2)       Copyrights and Copyright Licenses with respect thereto and Accounts or receivables arising therefrom to the extent that (a) Liens thereon cannot be perfected by filing and acceptance of intellectual property security agreements in the Canadian Intellectual Office or (b) the PPSA as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon;

(3)       Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of Canada (or any province or territory thereof, as applicable);

(4)       Goods included in Collateral received by any Person from any Grantor for “sale or return”, to the extent of claims of creditors of such Person;

(5)       fixtures, Vehicles, any other assets subject to certificates of title, and Money and Cash Equivalents (other than Cash Equivalents constituting Investment Property to the extent a security interest therein is perfected by the filing of a financing statement under the PPSA as in effect from time to time in the relevant jurisdiction);

(6)       Proceeds of Accounts or Inventory which do not themselves constitute Collateral or which do not constitute identifiable cash proceeds or which have not yet been transferred to or deposited in the Collateral Proceeds Account (if any) or to a Canadian Blocked Account;

(7)       Contracts, Accounts or receivables subject to the Financial Administration Act (Canada) or the Financial Administration Act (Alberta) or with respect to which the granting of security is prohibited by a Canadian federal or provincial statute;

(8)       uncertificated securities, to the extent Liens thereon cannot be perfected by the filing of a financing statement under the PPSA as in effect from time to time in the relevant jurisdiction; and

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(9)       securities held with an intermediary (as such phrase is defined in the Convention on the Law Applicable to Certain Rights in Respect of Securities held with an Intermediary) to the extent that the PPSA is not applicable to the perfection of Liens thereon.

4.2.3    Jurisdiction of Organization and Locations of Collateral. On the date hereof, such Grantor’s jurisdiction of organization and the location of its tangible Collateral are specified on Schedule 4.

4.2.4    [Reserved].

4.2.5    Accounts Receivable. The amounts represented by such Grantor to the Administrative Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor’s Accounts Receivable constituting Security Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP. Unless otherwise indicated in writing to the Administrative Agent, each Account Receivable of such Grantor arises out of a bona fide sale and delivery of goods or rendition of services by such Grantor. Such Grantor has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor may otherwise advise the Administrative Agent in writing.

4.2.6    Patents, Copyrights, Trade-marks and Industrial Designs. Schedule 5 lists all Trade-marks, Copyrights, Patents and Industrial Designs, in each case, material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, and registered in the Canadian Intellectual Property Office and owned by such Grantor in its own name as of the date hereof, and all Trade-mark Licenses, all Copyright Licenses, all Patent Licenses and all Industrial Design License, in each case, material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole (including Trade-mark Licenses for registered Trade-marks, Copyright Licenses for registered Copyrights, Patent Licenses for registered Patents and Industrial Design Licenses for registered Industrial Designs, in each case, material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, but excluding licenses to commercially available “off-the-shelf” software), owned by such Grantor in its own name as of the date hereof, in each case, that is solely Canadian Intellectual Property.

4.3       Representations and Warranties of Each Pledgor. To induce the Administrative Agent, the Collateral Agent and the Canadian Facility Lenders to make their respective extensions of credit to the Canadian Borrowers under the Credit Agreement following the Closing Date, each Pledgor hereby represents and warrants to the Collateral Agent and each other Secured Party (solely to the extent such representations and warranties are required to be true and correct for such Extension of Credit pursuant to Subsection 6.2 of the Credit Agreement) that:

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4.3.1    Except as provided in Subsection 3.3, the shares of Pledged Stock pledged by such Pledgor hereunder constitute (i) in the case of shares of a Canadian Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of such Subsidiary owned by such Pledgor and (ii) in the case of any Pledged Stock constituting Capital Stock of any Foreign Subsidiary (other than a Canadian Subsidiary), as of the Closing Date such percentage (not more than 65%) as is specified on Schedule 2 of all the issued and outstanding shares of all classes of the Capital Stock of each such Foreign Subsidiary owned by such Pledgor.

4.3.2    [Reserved].

4.3.3    Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens securing Indebtedness owing to any other Person, except the security interest created by this Agreement and Liens permitted by the Credit Agreement (including Permitted Liens).

4.3.4    Upon the delivery to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, of the certificates evidencing the Pledged Securities held by such Pledgor together with executed undated stock powers or other instruments of transfer, the security interest created by this Agreement in such Pledged Securities constituting certificated securities, assuming the continuing possession of such Pledged Securities by the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities to the extent provided in and governed by the PPSA, enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase such Pledged Securities from such Pledgor to the extent provided in and governed by the PPSA, in each case subject to Liens permitted by the Credit Agreement (including Permitted Liens) (and any applicable Intercreditor Agreement), and except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.3.5    Upon the earlier of (x) (to the extent a security interest in uncertificated securities may be perfected by the filing of a financing statement) the filing of the Financing Statements or of financing statements delivered pursuant to Subsection 7.9 of the Credit Agreement in the relevant jurisdiction and (y) (to the extent a security interest in uncertificated securities may be perfected by the obtaining and maintenance of “control” (as defined in the STA)) the obtaining and maintenance of “control” (as defined in the STA) by the Collateral Agent, the applicable Collateral Representative or any Additional Agent (or their respective agents appointed for purposes of perfection), as applicable, in accordance with any applicable Intercreditor Agreement, of all Pledged Securities that constitute uncertificated securities, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the applicable Collateral Representative and any Additional Agent set forth in any applicable Intercreditor Agreement) security interest in such Pledged Securities constituting uncertificated securities to the extent provided in and governed by the STA, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the STA, in each case subject to Liens permitted by the Credit Agreement (including Permitted Liens) (and any applicable Intercreditor Agreement), and except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

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SECTION 5

Covenants

5.1       Covenants of Each Guarantor. Each Guarantor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Canadian Facility Revolving Credit Loans, any Reimbursement Obligations with respect to Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower, and all other Obligations then due and owing, shall have been paid in full in cash, no Canadian Facility Letter of Credit issued to, or for the account of, a Canadian Borrower shall be outstanding (except for Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower that have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to the applicable Canadian Facility Issuing Lender) and the Canadian Facility Commitments shall have terminated, (ii) as to any such Guarantor, a sale or other disposition of all the Capital Stock of such Guarantor (other than to a Canadian Borrower or a Canadian Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement, or (iii) as to any such Guarantor, such Guarantor being or becoming an Excluded Subsidiary, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Restricted Subsidiaries.

5.2       Covenants of Each Grantor. Each Grantor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Canadian Facility Revolving Credit Loans, any Reimbursement Obligations with respect to Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower, and all other Obligations then due and owing, shall have been paid in full in cash, no Canadian Facility Letter of Credit issued to, or for the account of, a Canadian Borrower shall be outstanding (except for Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower that have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to the applicable Canadian Facility Issuing Lender) and the Canadian Facility Commitments shall have terminated, (ii) as to any such Grantor, a sale or other disposition of all the Capital Stock of such Grantor (other than to a Canadian Borrower or a Canadian Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Grantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement or (iii) as to any such Grantor, such Grantor being or becoming an Excluded Subsidiary:

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5.2.1    Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of such Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Collateral Agent, for the benefit of the Secured Parties. In the event that an Event of Default shall have occurred and be continuing, upon the request of the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, such Instrument or Chattel Paper shall be promptly delivered to the Collateral Agent, the applicable Collateral Representative, or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, duly endorsed in a manner reasonably satisfactory to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the applicable Intercreditor Agreement, to be held as Collateral pursuant to this Agreement. Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any sale or other disposition of such Collateral in a transaction permitted by the Credit Agreement or as contemplated by any applicable Intercreditor Agreements.

5.2.2    [Reserved].

5.2.3    Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor’s Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including material claims for labour, materials and supplies) against or with respect to such Grantor’s Collateral, except that no such tax, assessment, charge, levy or claim need be paid, discharged or satisfied if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and except to the extent that the failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

5.2.4    Maintenance of Perfected Security Interest; Further Documentation. (a)Such Grantor shall use commercially reasonable efforts to maintain the security interest created by this Agreement in such Grantor’s Collateral as a perfected security interest as and to the extent described in Subsection 4.2.2 and to defend the security interest created by this Agreement in such Grantor’s Collateral against the claims and demands of all Persons whomsoever (subject to the other provisions hereof).

(b)       Such Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing such Grantor’s Collateral and such other reports in connection with such Grantor’s Collateral as the Collateral Agent may reasonably request in writing, all in reasonable detail.

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(c)       At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including the filing of any financing or financing change statements under the PPSA as in effect from time to time in any Canadian jurisdiction with respect to the security interests created hereby; provided that, notwithstanding any other provision of this Agreement or any other Loan Document, neither the Canadian Borrowers nor any other Grantor will be required to (v) take any action in any jurisdiction other than Canada, or required by the laws of any such non-Canadian jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-Canadian jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of Canada or to perfect any security interests (or other Liens) in any Collateral, (w) deliver control agreements with respect to, or confer perfection by “control” over, any securities account or other Collateral, except in the case of Security Collateral that constitutes Capital Stock or Pledged Notes in certificated form, delivering such Capital Stock or Pledged Notes to the Collateral Agent (or another Person as required under any applicable Intercreditor Agreement), (x) take any action in order to perfect any security interests in any assets specifically requiring perfection through control (including securities accounts) (except, in each case to the extent consisting of proceeds perfected automatically or by the filing of a financing statement under the PPSA of any applicable jurisdiction or, in the case of Pledged Stock or Pledged Notes, by being held by the Collateral Agent or any Additional Agent as agent for the Collateral Agent), (y) deliver landlord lien waivers, estoppels or collateral access letters or (z) make any filing or give notice with respect to any security interest in fixtures affixed to or attached to any real property constituting Excluded Assets.

(d)      The Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining a delivery of documents or other deliverables with respect to, particular assets of any Grantor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

5.2.5    Changes in Name, Jurisdiction of Organization, etc. Such Grantor will give prompt written notice to the Collateral Agent of any change in its name, legal form or jurisdiction of organization (whether by amalgamation or otherwise) or change in any jurisdiction where such Grantor has tangible Collateral and filing of a financing statement is required to perfect a security interest in such Grantor’s tangible Collateral (and in any event within 30 days of such change); provided that, promptly thereafter such Grantor shall deliver to the Collateral Agent all additional financing statements, financing change statements and other documents reasonably necessary to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein and upon receipt of such additional financing or financing change statements the Collateral Agent shall either promptly file such additional financing or financing change statements or approve the filing of such additional financing statements by such Grantor. Upon any such approval such Grantor shall proceed with the filing of the additional financing or financing change statements and deliver copies (or other evidence of filing) of the additional filed financing or financing change statements to the Collateral Agent.

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5.2.6    [Reserved].

5.2.7    Pledged Stock. In the case of each Grantor that is an Issuer, such Issuer, other than any Grantor that is a ULC (to which this Subsection 5.2.7 shall not apply) agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Subsection 5.3.1 with respect to the Pledged Stock issued by it and (iii) the terms of Subsections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Subsection 6.3(c) or 6.7 with respect to the Pledged Stock issued by it.

5.2.8    Accounts Receivable. (a) With respect to Accounts Receivable constituting Collateral, such Grantor will not, other than in the ordinary course of business or as permitted by the Loan Documents, (i) grant any extension of the time of payment of any of such Grantor’s Accounts Receivable, (ii) compromise or settle any such Accounts Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any such Accounts Receivable, (iv) allow any credit or discount whatsoever on any such Accounts Receivable, (v) amend, supplement or modify any such Accounts Receivable, unless such extensions, compromises, settlements, releases, credits, discounts, amendments, supplements or modifications would not reasonably be expected to materially adversely affect the value of the Accounts Receivable constituting Collateral taken as a whole or (vi) evidence any Accounts Receivable by an Instrument as Chattel Paper.

(b)       Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it from any obligor under the Accounts Receivable constituting Collateral that disputes the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Accounts Receivable constituting Collateral.

5.2.9    Maintenance of Records. Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records in all material respects of its Collateral, including a record of all payments received and all credits granted with respect to such Collateral.

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5.2.10       Acquisition of Intellectual Property. Concurrently with the delivery of the annual Compliance Certificate pursuant to Subsection 7.2(a) of the Credit Agreement, the Borrower Representative, for and on behalf of the Canadian Borrowers, will notify the Collateral Agent of any acquisition by the Grantors of (i) any registration of any Canadian Copyright, Patent, Trade-mark or Industrial Design, in each case, material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, or (ii) any exclusive rights under a Canadian Copyright License, Patent License, Trade-mark License or Industrial Design License, in each case, material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, constituting Collateral, and each applicable Grantor shall take such actions as may be reasonably requested by the Collateral Agent (but only to the extent such actions are within such Grantor’s control) to perfect the security interest granted to the Collateral Agent and the other Secured Parties therein, to the extent provided herein in respect of any Canadian Copyright, Patent, Trade-mark or Industrial Design constituting Collateral, by (x) the execution and delivery of an amendment or supplement to this Agreement (or amendments to any such agreement previously executed or delivered by such Grantor) and/or (y) the making of appropriate filings (I) of financing statements under the PPSA as in effect from time to time in any applicable jurisdiction and/or (II) in the Canadian Intellectual Property Office.

5.2.11       Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default.

5.2.12       Deposit Accounts; Etc. Such Grantor shall take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no breach of Subsection 4.16 of the Credit Agreement is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

5.2.13       Protection of Trade-marks. Such Grantor shall, with respect to any Trade-marks that are material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, use commercially reasonable efforts not to cease the use of any of such Trade-marks or fail to maintain the level of the quality of products sold and services rendered under any of such Trade-marks at a level at least substantially consistent with the quality of such products and services as of the date hereof, and shall use commercially reasonable efforts to take all steps reasonably necessary to ensure that licensees of such Trade-marks use such consistent standards of quality, in each case, except as would not reasonably be expected to have a Material Adverse Effect.

5.2.14       Protection of Intellectual Property. Subject to and except as permitted by the Credit Agreement, such Grantor shall use commercially reasonable efforts not to do any act or omit to do any act whereby any of the Intellectual Property that is material to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, may lapse, expire, or become abandoned, or unenforceable, in each case, except as would not reasonably be expected to have a Material Adverse Effect.

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5.3       Covenants of Each Pledgor. Each Pledgor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the date upon which the Canadian Facility Revolving Credit Loans, any Reimbursement Obligations with respect to Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower, and all other Obligations then due and owing, shall have been paid in full in cash, no Canadian Facility Letter of Credit issued to, or for the account of, a Canadian Borrower shall be outstanding (except for Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower that have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to the applicable Canadian Facility Issuing Lender) and the Canadian Facility Commitments shall have terminated, (ii) as to any Pledgor a sale or other disposition of all the Capital Stock of such Pledgor (other than to a Canadian Borrower or a Canadian Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Pledgor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement, or (iii) as to any Pledgor, such Pledgor being or becoming an Excluded Subsidiary:

5.3.1    Additional Shares. If such Pledgor shall, as a result of its ownership of its Pledged Stock, become entitled to receive or shall receive any stock certificate (including any stock certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall, except in the case of ULC Shares, accept the same as the agent of the Collateral Agent and the other Secured Parties, except in the case of ULC Shares, hold the same in trust for the Collateral Agent and the other Secured Parties and, in any case including in the case of ULC Shares, deliver the same forthwith to the Collateral Agent (who will hold the same on behalf of the Secured Parties), any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, in the exact form received, duly endorsed by such Pledgor (in blank only in the case of ULC Shares) to the Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations (subject to Subsection 3.3 and provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, (A) any Capital Stock of any Domestic Subsidiary or (B) more than 65% of any series of outstanding Capital Stock of any Foreign Subsidiary (other than a Canadian Subsidiary) pursuant to this Agreement). If an Event of Default shall have occurred and be continuing, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of the Parent Borrower in accordance with the Credit Agreement) shall be paid over to the Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement to be held by the Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement subject to the terms hereof, as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalisation or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favour of the Collateral Agent, be delivered to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, to be held by the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations, in each case except as otherwise provided by any applicable Intercreditor Agreement. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, except in the case of ULC Shares, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations.

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5.3.2    [Reserved].

5.3.3    Pledged Notes.

(a)        Each Pledgor party hereto as of the date of this Agreement shall deliver to the Collateral Agent all Pledged Notes then held by such Granting Party, endorsed in blank or, at the request of the Collateral Agent, endorsed in blank or, at the request of the Collateral Agent, endorsed to the Collateral Agent, within the time periods set forth on Schedule 7.12 to the Credit Agreement, plus any extensions granted by the Collateral Agent in its sole discretion.

(b)        Each Pledgor which becomes a party hereto after the Closing Date pursuant to Subsection 9.15 shall deliver to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with each applicable Intercreditor Agreement, all Pledged Notes then held by such Pledgor, endorsed in blank or, at the request of the Collateral Agent, endorsed to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with each applicable Intercreditor Agreement. Furthermore, within 10 Business Days (or such longer period as may be agreed by the Collateral Agent in its sole discretion) after any Pledgor obtains a Pledged Note, such Pledgor shall cause such Pledged Note to be delivered to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, endorsed in blank or, at the request of the Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement, endorsed to the Collateral Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with any applicable Intercreditor Agreement.

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5.3.4    Maintenance of Security Interest.

(a)       Such Pledgor shall use commercially reasonable efforts to defend the security interest created by this Agreement in such Pledgor’s Pledged Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor; provided that notwithstanding any other provision of this Agreement or any other Loan Documents, neither the Canadian Borrowers nor any other Pledgor will be required to (v) take any action in any jurisdiction other than Canada, or required by the laws of any such non-Canadian jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-Canadian jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of Canada or to perfect any security interests (or other Liens) in any Collateral, (w) deliver control agreements with respect to, or confer perfection by “control” over, any securities account or other Collateral, except in the case of Security Collateral that constitutes Capital Stock or Pledged Notes in certificated form, delivering such Capital Stock or Pledged Notes to the Collateral Agent (or another Person as required under any Intercreditor Agreement), (x) take any action in order to perfect any security interests in any assets specifically requiring perfection through control (including securities accounts) (except in each case, to the extent consisting of proceeds perfected automatically or by the filing of a financing statement under the PPSA or, in the case of Pledged Stock or Pledged Notes, by being held by the Collateral Agent or an Additional Agent as agent for the Collateral Agent), (y) deliver landlord lien waivers, estoppels or collateral access letters or (z) make any filing or give notice with respect to any security interest in fixtures affixed to or attached to any real property constituting Excluded Assets.

(b)      The Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining a delivery of documents or other deliverables with respect to, particular assets of any Pledgor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents.

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SECTION 6

Remedial Provisions

6.1       Certain Matters Relating to Accounts. (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, subject to each applicable Intercreditor Agreement, the Collateral Agent shall have the right to make test verifications of the Accounts Receivable constituting Collateral in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, subject to each applicable Intercreditor Agreement, upon the Collateral Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts Receivable constituting Collateral.

(b)       The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Accounts Receivable constituting Collateral and the Collateral Agent may curtail or terminate said authority at any time, without limiting the Collateral Agent’s rights under Subsection 4.16 of the Credit Agreement, after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement. If required by the Collateral Agent at any time, without limiting the Collateral Agent’s rights under Subsection 4.16 of the Credit Agreement, after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to any applicable Intercreditor Agreement, any Proceeds constituting payments or other cash proceeds of Accounts Receivable constituting Collateral, when collected by such Grantor, (i) shall be forthwith (and, in any event, within 2 Business Days of receipt by such Grantor) deposited in, or otherwise transferred by such Grantor to, the Collateral Proceeds Account, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Subsection 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor. All Proceeds constituting collections or other cash proceeds of Accounts Receivable constituting Collateral while held by the Collateral Account Bank (or by any Grantor in trust for the benefit of the Collateral Agent and the other Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default specified in Subsection 9.1(a) of the Credit Agreement has occurred and is continuing, subject to any applicable Intercreditor Agreement, at the Collateral Agent’s election, each of the Collateral Agent and the Administrative Agent may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in Subsection 6.5. So long as no Event of Default has occurred and is continuing, the funds on deposit in the Collateral Proceeds Account shall be remitted as provided in Subsection 6.1(d).

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(c)       At any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to each applicable Intercreditor Agreement, at the Collateral Agent’s request, each Grantor shall deliver to the Collateral Agent copies or, if required by the Collateral Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions which gave rise to such Grantor’s Accounts Receivable constituting Collateral, including all statements relating to such Grantor’s Accounts Receivable constituting Collateral and all orders, invoices and shipping receipts related thereto.

(d)       So long as no Event of Default has occurred and is continuing, subject to each applicable Intercreditor Agreement, the Collateral Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor’s Collateral Proceeds Account to a Canadian Blocked Account of such Grantor or any other account designated by such Grantor. In the event that an Event of Default has occurred and is continuing, subject to each applicable Intercreditor Agreement, the Collateral Agent at its option may require that each Collateral Proceeds Account of each Grantor be established at the Collateral Agent or at another institution reasonably acceptable to the Collateral Agent. Subject to Subsection 4.16 of the Credit Agreement, each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own Canadian Blocked Accounts, and to maintain such balances in its Canadian Blocked Accounts, as it shall deem to be necessary or desirable.

6.2       Communications with Obligors; Grantors Remain Liable. (a) The Collateral Agent in its own name or in the name of others, may at any time and from time to time after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to each applicable Intercreditor Agreement, communicate with obligors under the Accounts Receivable constituting Collateral and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Accounts Receivable or Contracts.

(b)       Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default specified in Subsection 9.1(a) of the Credit Agreement, subject to each applicable Intercreditor Agreement, each Grantor shall notify obligors on such Grantor’s Accounts Receivable and parties to such Grantor’s Contracts (in each case, to the extent constituting Collateral) that such Accounts Receivable and such Contracts have been assigned to the Collateral Agent, for the benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Collateral Agent.

(c)       Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. None of the Collateral Agent, the Administrative Agent or any other Secured Party shall have any obligation or liability under any Accounts Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Accounts Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

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6.3       Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Pledgor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Subsection 6.3(b), each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, and to exercise all voting and corporate rights with respect to the Pledged Stock.

(b)       Subject to each applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing and the Collateral Agent shall give written notice of its intent to exercise such rights to the relevant Pledgor or Pledgors (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations of the relevant Pledgor as provided in the Credit Agreement consistent with Subsection 6.5, and (ii) any or all of the Pledged Stock shall be registered in the name of the Collateral Agent or its nominee (other than in respect of ULC Shares which Pledged Stock may be registered in the name of the Collateral Agent, or its nominee, at the Collateral Agent’s option), and the Collateral Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or the Collateral Agent, of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may reasonably determine), all without liability to the maximum extent permitted by applicable law (other than for its gross negligence or willful misconduct) except to account for property actually received by it, but the Collateral Agent shall have no duty, to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Collateral Agent shall not exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in Subsection 6.6 other than in accordance with Subsection 6.6.

(c)       Each Pledgor hereby authorizes and instructs each Issuer or maker of any Pledged Securities pledged by such Pledgor hereunder to, subject to each applicable Intercreditor Agreement, (i) comply with any instruction received by it from the Collateral Agent in writing with respect to Capital Stock in such Issuer that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Collateral Agent.

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6.4       Proceeds to Be Turned Over to the Collateral Agent. In addition to the rights of the Collateral Agent specified in Subsection 6.1 with respect to payments of Accounts Receivable constituting Collateral, subject to each applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing, and the Collateral Agent shall have instructed any Grantor to do so, all Proceeds of Security Collateral received by such Grantor consisting of cash, cheques and other Cash Equivalent items shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties hereto, any Additional Agent and the other applicable Secured Parties (as defined in the applicable Intercreditor Agreement), and the applicable Collateral Representative, as applicable, in accordance with the terms of each applicable Intercreditor Agreement, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the terms of the applicable Intercreditor Agreement, in the exact form received by such Grantor (duly endorsed by such Grantor to the Collateral Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of the applicable Intercreditor Agreement, if required). All Proceeds of Security Collateral received by the Collateral Agent hereunder shall be held by the Collateral Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control, subject to each applicable Intercreditor Agreement. All Proceeds of Security Collateral while held by the Collateral Agent in such Collateral Proceeds Account (or by the relevant Grantor in trust for the Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations of such Grantor and shall not constitute payment thereof until applied as provided in Subsection 6.5 and each applicable Intercreditor Agreement.

6.5       Application of Proceeds. It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party’s Security Collateral received by the Collateral Agent (whether from the relevant Granting Party or otherwise) shall be held by the Collateral Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Collateral Agent, subject to each applicable Intercreditor Agreement, be applied by the Collateral Agent against the Obligations of the relevant Granting Party then due and owing in the order of priority set forth in Subsection 10.15 of the Credit Agreement.

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6.6       PPSA and Other Remedies.

(a)       Subject to each applicable Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law, all rights and remedies of a secured party under the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada) and the PPSA and under any other applicable law and in equity. Without limiting the generality of the foregoing, to the extent permitted by applicable law and subject to each applicable Intercreditor Agreement, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, forthwith collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith, subject to any existing reserved rights or licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. To the extent permitted by law and subject to each applicable Intercreditor Agreement, the Collateral Agent or any other Secured Party shall have the right, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in such Granting Party, which right or equity is hereby waived and released. Each Granting Party further agrees, at the Collateral Agent’s request (subject to each applicable Intercreditor Agreement), to assemble the Security Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Granting Party’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Subsection 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Collateral Agent and the other Secured Parties hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party then due and owing, in the order of priority specified in Subsection 6.5, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to such Granting Party. To the extent permitted by applicable law, (i) such Granting Party waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the repossession, retention or sale of the Security Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of the Collateral Agent or such other Secured Party, and (ii) if any notice of a proposed sale or other disposition of Security Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(b)       The Collateral Agent may appoint, remove or reappoint by instrument in writing, any Person or Persons, whether an officer or officers or an employee or employees of any Grantor or not, to be an interim receiver, receiver or receivers (hereinafter called a “Receiver”, which term when used herein shall include a receiver and manager) of such Collateral (including any interest, income or profits therefrom). Any such Receiver shall, to the extent permitted by applicable law, be deemed the agent of such Grantor and not of the Collateral Agent, and the Collateral Agent shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver or its servants, agents or employees. Subject to the provisions of the instrument appointing it, any such Receiver shall (i) have such powers as have been granted to the Collateral Agent under this Section 6 and (ii) shall be entitled to exercise such powers at any time that such powers would otherwise be exercisable by the Collateral Agent under this Section 6, which powers shall include, but are not limited to, the power to take possession of the Collateral, to preserve the Collateral or its value, to carry on or concur in carrying on all or any part of the business of such Grantor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of the Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including any Grantor, enter upon, use and occupy all premises owned or occupied by such Grantor wherein the Collateral may be situate, maintain the Collateral upon such premises, borrow money on a secured or unsecured basis and use the Collateral directly in carrying on such Grantor’s business or as security for loans or advances to enable the Receiver to carry on such Grantor’s business or otherwise, as such Receiver shall, in its reasonable discretion, determine. Except as may be otherwise directed by the Collateral Agent, all money received from time to time by such Receiver in carrying out his/her/its appointment shall be received in trust for and be paid over to the Collateral Agent and any surplus shall be applied in accordance with applicable law. Every such Receiver may, in the discretion of the Collateral Agent, be vested with, in addition to the rights set out herein, all or any of the rights and powers of the Administrative Agent, the Collateral Agent described in the Credit Agreement, the PPSA, the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada) or the Winding-Up and Restructuring Act (Canada).

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6.7       Registration Rights. (a) Subject to each applicable Intercreditor Agreement, if the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Subsection 6.6, and if in the reasonable opinion of the Collateral Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of applicable securities legislation, the relevant Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its reasonable best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Collateral Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of applicable securities legislation, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of applicable securities legislation and the rules and regulations of any applicable securities commissioner or regulator applicable thereto. Such Pledgor agrees to use its reasonable best efforts to cause such Issuer to comply with the provisions of the securities laws of any and all provinces and territories that the Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, any statement (which need not be audited) that will satisfy the provisions of applicable securities legislation.

(b)       Such Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in applicable securities legislation or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favourable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under applicable securities legislation, even if such Issuer would agree to do so.

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(c)       Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this Subsection 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Such Pledgor further agrees that a breach of any of the covenants contained in this Subsection 6.7 will cause irreparable injury to the Collateral Agent and the Canadian Facility Lenders, that the Collateral Agent and the Canadian Facility Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Subsection 6.7 shall be specifically enforceable against such Pledgor, and to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants (except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement).

6.8       Waiver; Deficiency. Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Canadian Facility Revolving Credit Loans, any Reimbursement Obligations with respect to Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower constituting Obligations of such Granting Party and, to the extent then due and owing, all other Obligations of such Granting Party and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

SECTION 7

The Collateral Agent

7.1       Collateral Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Granting Party hereby irrevocably constitutes and appoints the Collateral Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that the Collateral Agent agrees not to exercise such power except upon the occurrence and during the continuance of any Event of Default, and in accordance with and subject to each applicable Intercreditor Agreement. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law and subject to each applicable Intercreditor Agreement), (x) each Pledgor hereby gives the Collateral Agent the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in Subsection 6.6 or 6.7, any endorsements, assessments or other instruments of conveyance or transfer with respect to such Pledgor’s Pledged Collateral other than any ULC Shares, and (y) each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

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(i)         in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any cheques, drafts, notes, acceptances or other instruments for the payment of moneys due under any Accounts Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Accounts Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable;

(ii)        in the case of any Copyright, Patent, Trade-mark or Industrial Design constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to such Grantor to evidence the Collateral Agent’s and the Canadian Facility Lenders’ security interest in such Copyright, Patent, Trade-mark or Industrial Design and the goodwill and intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby consents to the non-exclusive royalty free use by the Collateral Agent of any Copyright, Patent, Trade-mark or Industrial Design owned by such Grantor included in the Collateral for the purposes of disposing of any Collateral;

(iii)       pay or discharge taxes and Liens, other than Liens permitted under this Agreement or the other Loan Documents, levied or placed on the Collateral of such Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and

(iv)       (A) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (C) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (F) settle, compromise or adjust any such suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) subject to any existing reserved rights or licenses, assign any Copyright, Patent, Trade-mark or Industrial Design constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent, Trade-mark or Industrial Design pertains), for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

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(b)      The reasonable expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Subsection 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Canadian Prime Rate Loans that are Canadian Facility Revolving Credit Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to the Collateral Agent on demand.

(c)       Each Granting Party hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Security Collateral of such Granting Party created hereby are released.

7.2       Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. None of the Collateral Agent or any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof. The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Security Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and to the maximum extent permitted by applicable law, neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

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7.3      Financing Statements. Pursuant to any applicable law, each Granting Party authorizes the Collateral Agent to file or record financing statements, financing change statements and other filing or recording documents or instruments with respect to such Granting Party’s Security Collateral without the signature of such Granting Party in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. Each Granting Party authorizes the Collateral Agent to use any collateral description reasonably determined by the Collateral Agent, including the collateral description “all present and after acquired personal property” or “all assets” or words of similar meaning in any such financing or financing change statements. The Collateral Agent agrees to use its commercially reasonable efforts to notify the relevant Granting Party of any financing or financing change statement filed by it, provided that any failure to give such notice shall not affect the validity or effectiveness of any such filing.

7.4      Authority of Collateral Agent. Each Granting Party acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Granting Parties, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

7.5       Right of Inspection. Upon reasonable written advance notice to any Grantor and as often as may reasonably be desired, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have reasonable access during normal business hours to all the books, correspondence and records of such Grantor, and the Collateral Agent and its representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Collateral Agent at such Grantor’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall also have the right, upon reasonable advance written notice to such Grantor subject to any lease restrictions, to enter during normal business hours into and upon any premises owned, leased or operated by such Grantor where any of such Grantor’s Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein to the extent not inconsistent with the provisions of the Credit Agreement and the other Loan Documents (and subject to each applicable Intercreditor Agreement). Notwithstanding anything to the contrary in this Subsection 7.5, no Grantor will be required to disclose or permit the inspection or discussion of any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Collateral Agent or any other Secured Party (or their respective representatives) is prohibited by any Requirement of Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product.

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SECTION 8

Non-Lender Secured Parties

8.1       Rights to Collateral. (a) The Non-Lender Secured Parties shall not have any right whatsoever to do any of the following: (i) exercise any rights or remedies with respect to the Collateral (such term, as used in this Section 8, having the meaning assigned to it in the Credit Agreement) or to direct the Collateral Agent to do the same, including the right to (A) enforce any Liens or sell or otherwise foreclose on any portion of the Collateral, (B) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notify account debtors or make collections with respect to all or any portion of the Collateral or (C) release any Granting Party under this Agreement or release any Collateral from the Liens of any Security Document or consent to or otherwise approve any such release; (ii) demand, accept or obtain any Lien on any Collateral (except for Liens arising under, and subject to the terms of, this Agreement); (iii) vote in any Bankruptcy Case or similar proceeding in respect of Holdings, any Borrower or any of the Parent Borrower’s other Subsidiaries (any such proceeding, for purposes of this clause (a), a “Bankruptcy”) with respect to, or take any other actions concerning the Collateral; (iv) receive any proceeds from any sale, transfer or other disposition of any of the Collateral (except in accordance with this Agreement); (v) oppose any sale, transfer or other disposition of the Collateral; (vi) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Lenders among others (including on a priming basis under the Companies’ Creditors Arrangement Act, the Bankruptcy and Insolvency Act (Canada), or any other applicable law); (vii) object to the use of cash collateral in respect of the Collateral in any Bankruptcy; or (viii) seek, or object to the Lenders or Agents seeking on an equal and rateable basis, any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy.

(b)       Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees that in exercising rights and remedies with respect to the Collateral, the Collateral Agent and the Canadian Facility Lenders, with the consent of the Collateral Agent, may enforce the provisions of the Security Documents and exercise remedies thereunder and under any other Loan Documents (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the PPSA as in effect from time to time in any applicable jurisdiction. The Non-Lender Secured Parties by their acceptance of the benefits of this Agreement and the other Security Documents hereby agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral. Whether or not a Bankruptcy Case has been commenced, the Non-Lender Secured Parties shall be deemed to have consented to any sale or other disposition of any property, business or assets of Holdings, any Borrower or any of the Parent Borrower’s other Subsidiaries and the release of any or all of the Collateral from the Liens of any Security Document in connection therewith.

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(c)       Notwithstanding any provision of this Subsection 8.1, the Non-Lender Secured Parties shall be entitled subject to each applicable Intercreditor Agreement to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (A) in order to prevent any Person from seeking to foreclose on the Collateral or supersede the Non-Lender Secured Parties’ claim thereto or (B) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Non-Lender Secured Parties. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees to be bound by and to comply with each applicable Intercreditor Agreement and authorizes the Collateral Agent to enter into the Intercreditor Agreements on its behalf.

(d)       Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees that the Collateral Agent and the Lenders may deal with the Collateral, including any exchange, taking or release of Collateral, may change or increase the amount of the Borrower Obligations and/or the Guarantor Obligations, and may release any Granting Party from its Obligations hereunder, all without any liability or obligation (except as may be otherwise expressly provided herein) to the Non-Lender Secured Parties.

8.2      Appointment of Agent. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, shall be deemed irrevocably to make, constitute and appoint the Collateral Agent, as agent under the Credit Agreement (and all officers, employees or agents designated by the Collateral Agent) as such Person’s true and lawful agent and attorney-in-fact, and in such capacity, the Collateral Agent shall have the right, with power of substitution for the Non-Lender Secured Parties and in each such Person’s name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Non-Lender Secured Parties for the purposes set forth herein is coupled with an interest and is irrevocable. Each Non-Lender Secured party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees to be bound by the provisions of Subsections 10.4, 10.6 and 10.8 of the Credit Agreement as if it were a Canadian Facility Lender. It is understood and agreed that the Collateral Agent has appointed the Administrative Agent as its agent for purposes of perfecting certain of the security interests created hereunder and for otherwise carrying out certain of its obligations hereunder.

8.3      Waiver of Claims. To the maximum extent permitted by law, each Non-Lender Secured Party waives any claim it might have against the Collateral Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Collateral Agent or the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral (including any such exercise described in Subsection 8.1(b)), except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person. To the maximum extent permitted by applicable law, none of the Collateral Agent or any Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holdings, any Subsidiary of Holdings, any Non-Lender Secured Party or any other Person or to take any other action or forbear from doing so whatsoever with regard to the Collateral or any part thereof, except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person.

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8.4       Designation of Non-Lender Secured Parties.    The Borrower Representative, for and on behalf of the Canadian Borrowers, may from time to time designate a Person as a “Bank Products Provider,” a “Hedging Provider” or a “Management Credit Provider” hereunder by written notice to the Collateral Agent. Upon being so designated by the Borrower Representative, for and on behalf of the Canadian Borrowers, such Bank Products Provider, Hedging Provider or Management Credit Provider (as the case may be) shall be a Non-Lender Secured Party for the purposes of this Agreement for as long as so designated by the Borrower Representative, for and on behalf of the Canadian Borrowers.

SECTION 9

Miscellaneous

9.1       Amendments in Writing.    None of the terms or provisions of this Agreement may be amended, supplemented, waived or otherwise modified except by a written instrument executed by each affected Granting Party and the Collateral Agent, provided that (a) any provision of this Agreement imposing obligations on any Granting Party may be waived by the Collateral Agent in a written instrument executed by the Collateral Agent and (b) if separately agreed in writing between the Borrower Representative, for and on behalf of the Canadian Borrowers, and any Non-Lender Secured Party (and such Non-Lender Secured Party has been designated in writing by the Borrower Representative, for and on behalf of the Canadian Borrowers, to the Collateral Agent for purposes of this sentence, for so long as so designated), no such amendment, supplement, waiver or modification shall amend, modify or waive Subsection 6.5 (or the definition of “Non-Lender Secured Party” or “Secured Party” to the extent relating thereto) if such amendment, supplement, waiver or modification would directly and adversely affect a Non-Lender Secured Party without the written consent of such affected Non-Lender Secured Party. For the avoidance of doubt, it is understood and agreed that any amendment, restatement, supplement, waiver or other modification of or to any Intercreditor Agreement that would have the effect, directly or indirectly, through any reference herein to any Intercreditor Agreement or otherwise, of amending, supplementing, waiving or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Granting Party hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Granting Party and the Collateral Agent in accordance with this Subsection 9.1.

9.2       Notices.   All notices, requests and demands to or upon the Administrative Agent, the Collateral Agent or any Granting Party hereunder shall be effected in the manner provided for in Subsection 11.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1, unless and until such Guarantor shall change such address by notice to the Collateral Agent and the Administrative Agent given in accordance with Subsection 11.2 of the Credit Agreement.

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9.3       No Waiver by Course of Conduct; Cumulative Remedies.   None of the Collateral Agent or any other Secured Party shall by any act (except by a written instrument pursuant to Subsection 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.4       Enforcement Expenses; Indemnification.   (a) Each Guarantor jointly and severally agrees to pay or reimburse each Secured Party and the Collateral Agent for all their respective reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Guarantor and the other Loan Documents to which such Guarantor is a party, including the reasonable fees and disbursements of counsel to the Collateral Agent and the Administrative Agent, in each case, to the extent any Canadian Borrower would be required to do so pursuant to Subsection 11.5 of the Credit Agreement.

(b)       Each Grantor jointly and severally agrees to pay, and to save the Collateral Agent, the Administrative Agent and the other Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral or in connection with any of the transactions contemplated by this Agreement and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the “indemnified liabilities”), in each case to the extent the Canadian Borrowers would be required to do so pursuant to Subsection 11.5 of the Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence, bad faith or willful misconduct of the Collateral Agent, the Administrative Agent or any other Secured Party as determined by a court of competent jurisdiction in a final and nonappealable decision.

(c)       The agreements in this Subsection 9.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

9.5       Successors and Assigns.   This Agreement shall be binding upon and shall inure to the benefit of the Granting Parties, the Collateral Agent and the Secured Parties and their respective successors and assigns permitted by the Credit Agreement.

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9.6       Set-Off.   Each Guarantor hereby irrevocably authorizes each of the Administrative Agent and the Collateral Agent and each other Secured Party at any time and from time to time without notice to such Guarantor or any other Granting Party, any such notice being expressly waived by each Granting Party, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under Subsection 9.1(a) of the Credit Agreement so long as any amount remains unpaid after it becomes due and payable by such Guarantor hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final) (other than the Collateral Proceeds Account), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent, the Administrative Agent or such other Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Collateral Agent, the Administrative Agent or such other Secured Party may elect. The Collateral Agent, the Administrative Agent and each other Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the Collateral Agent, the Administrative Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent, the Administrative Agent and each other Secured Party under this Subsection 9.6 are in addition to other rights and remedies (including other rights of set-off) which the Collateral Agent, the Administrative Agent or such other Secured Party may have.

9.7       Counterparts.   This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile and other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.8       Severability.   Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock issued by a Subsidiary, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Pledgor (such laws, rules or regulations, “Applicable Law”) and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

9.9       Section Headings.   The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

9.10     Integration.   This Agreement and the other Loan Documents represent the entire agreement of the Granting Parties, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Granting Parties, the Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

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9.11     GOVERNING LAW.   THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.12     Submission to Jurisdiction; Waivers.    Each party hereto hereby irrevocably and unconditionally:

(a)       submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party to the non-exclusive general jurisdiction of the courts of the Province of Ontario;

(b)       consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c)        agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any party at its address referred to in Subsection 9.2 or at such other address of which the Collateral Agent and the Administrative Agent (in the case of any other party hereto) and the Borrower Representative, for and on behalf of the Canadian Borrowers (in the case of the Collateral Agent and the Administrative Agent) shall have been notified pursuant thereto;

(d)       agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and

(e)       waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Subsection 9.12 any consequential or punitive damages.

9.13     Acknowledgments.   Each Guarantor hereby acknowledges that:

(a)        it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

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(b)       none of the Collateral Agent, the Administrative Agent or any other Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)       no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.

9.14     WAIVER OF JURY TRIAL.    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.15     Additional Granting Parties.   (a)   Each new Canadian Subsidiary of a Canadian Borrower that is required to become a party to this Agreement pursuant to Subsection 7.9(c)(y) of the Credit Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Canadian Subsidiary of an Assumption Agreement substantially in the form of Annex 2 hereto. Each existing Granting Party that is required to become a Pledgor with respect to Capital Stock of any new Subsidiary of a Canadian Borrower pursuant to Subsection 7.9(c)(y)(i) of the Credit Agreement shall become a Pledgor with respect thereto upon execution and delivery by such Granting Party of a Supplemental Agreement substantially in the form of Annex 3 hereto.

(b)       Pursuant to Subsection 7.13 of the Credit Agreement, promptly following the effectiveness of the Atlas Merger and the Atlas Contribution, each Atrium Guarantor Entity that is a Canadian Subsidiary and a Wholly Owned Subsidiary of a Canadian Borrower (other than an Excluded Subsidiary) shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Atrium Guarantor Entity of an Assumption Agreement in substantially the form of Annex 2 hereto.

9.16     Releases.  (a)   At such time as the Canadian Facility Revolving Credit Loans, any Reimbursement Obligations with respect to Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower, and all other Obligations then due and owing, shall have been paid in full in cash, no Canadian Facility Letter of Credit issued to, or for the account of, a Canadian Borrower shall be outstanding (except for Canadian Facility Letters of Credit issued to, or for the account of, a Canadian Borrower that have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to the applicable Canadian Facility Issuing Lender) and the Canadian Facility Commitments shall have terminated, all Security Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent, the Administrative Agent and each Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Granting Parties. At the request and sole expense of any Granting Party following any such termination, the Collateral Agent and the Administrative Agent shall deliver to such Granting Party (subject to Subsection 7.2, without recourse and without representation or warranty) any Security Collateral held by the Collateral Agent hereunder, and execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including PPSA financing change statements and discharges), and do or cause to be done all other acts, as any Granting Party shall reasonably request to evidence such termination.

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(b)       Upon any sale or other disposition of Security Collateral permitted by the Credit Agreement (other than any sale or disposition to another Grantor), the Lien pursuant to this Agreement on such sold or disposed of Security Collateral shall be automatically released. In connection with a sale or other disposition of all the Capital Stock of any Granting Party (other than any sale or disposition to another Grantor) or any other transaction or occurrence as a result of which any Granting Party ceases to be a Restricted Subsidiary of the Parent Borrower, or a sale or other disposition of Security Collateral (other than a sale or disposition to another Grantor) permitted under the Credit Agreement, the Administrative Agent and the Collateral Agent shall, upon receipt from the Borrower Representative, for and on behalf of the Canadian Borrowers, of a written request for the release of such Granting Party from its Guarantee or the release of the Security Collateral subject to such sale, disposition or other transaction, identifying such Granting Party or the relevant Security Collateral, together with a certification by the Borrower Representative, for and on behalf of the Canadian Borrowers, stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents, execute and deliver to the Borrower Representative, for and on behalf of the Canadian Borrowers, or the relevant Granting Party (subject to Subsection 7.2, without recourse and without representation or warranty), at the sole cost and expense of such Granting Party, any Security Collateral of such relevant Granting Party held by the Collateral Agent, or the Security Collateral subject to such sale or disposition (as applicable), and, at the sole cost and expense of such Granting Party, execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including PPSA financing change statements and discharges), and do or cause to be done all other acts, as the Borrower Representative, for and on behalf of the Canadian Borrowers, or such Granting Party shall reasonably request (x) to evidence or effect the release of such Granting Party from its Guarantee (if any) and of the Liens created hereby (if any) on such Granting Party’s Security Collateral or (y) to evidence the release of the Security Collateral subject to such sale or disposition.

(c)       Upon any transaction or occurrence as a result of which any Granting Party ceases to be a Restricted Subsidiary of the Parent Borrower that is permitted under the Credit Agreement, or any such Granting Party being or becoming an Excluded Subsidiary in accordance with the provisions of the Credit Agreement, the Lien pursuant to this Agreement on all Security Collateral of such Granting Party (if any) shall be automatically released, and the Guarantee (if any) of such Granting Party, and all obligations of such Granting Party hereunder, shall terminate, all without delivery of any instrument or performance of any act by any party, and the Administrative Agent and the Collateral Agent shall, upon the request of the Borrower Representative, for and on behalf of the Canadian Borrowers, or such Granting Party, deliver to the Borrower Representative, for and on behalf of the Canadian Borrowers, or such Granting Party (subject to Subsection 7.2, without recourse and without representation or warranty) any Security Collateral of such Granting Party held by the Collateral Agent hereunder and the Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to the Borrower Representative, for and on behalf of the Canadian Borrowers, or such Granting Party (at the sole cost and expense of the Borrower Representative, for and on behalf of the Canadian Borrowers, or such Granting Party) all releases, instruments or other documents (including PPSA financing change statements and discharges), and do or cause to be done all other acts, necessary or reasonably desirable for the release of such Granting Party from its Guarantee (if any) or the Liens created hereby (if any) on such Granting Party’s Security Collateral, as applicable, as the Borrower Representative, for and on behalf of the Canadian Borrowers, or such Granting Party may reasonably request.

52

(d)       Upon (i) any Security Collateral being or becoming an Excluded Asset or, (ii) any other release of Security Collateral approved, authorized or ratified by the Canadian Facility Lenders pursuant to Subsection 10.8(b)(A)(iv) of the Credit Agreement, the Lien pursuant to this Agreement on such Security Collateral shall be automatically released. At the request and sole expense of any Granting Party, the Collateral Agent shall deliver such Security Collateral (if held by the Collateral Agent) to such Granting Party and the Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including PPSA financing change statements and discharges), and do or cause to be done all other acts, as such Granting Party shall reasonably request to evidence such release.

(e)       [Reserved].

(f)        So long as no Event of Default has occurred and is continuing, the Collateral Agent and the Administrative Agent shall at the direction of any applicable Granting Party return to such Granting Party any proceeds or other property received by it during any Event of Default pursuant to either Subsection 5.3.1 or 6.4 and not otherwise applied in accordance with Subsection 6.5.

(g)       The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Security Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Subsection 9.16.

9.17     Judgment Currency.   (a)   The obligations of any Grantor hereunder and under the other Loan Documents to make payments in any currency, as the case may be (for the purposes of this Subsection 9.17, the “Obligation Currency”), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Collateral Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to the Collateral Agent or a Canadian Facility Lender under this Agreement or the other Loan Documents. If, for the purpose of obtaining or enforcing judgment against any Grantor or any other Loan Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (for the purposes of this Subsection 9.17, such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange prevailing, in each case, as of the date immediately preceding the day on which the judgment is given (for the purposes of this Subsection 9.17, such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

53

(b)       If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Grantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

(c)       For purposes of determining the prevailing rate of exchange, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

9.18     Attachment of Security Interest.    The security interest created hereby is intended to attach, in respect of Collateral in which any Grantor has rights at the time this Agreement is signed by such Grantor and delivered to the Collateral Agent and, in respect of Collateral in which any Grantor subsequently acquires rights, at the time such Grantor subsequently acquires such rights. The Grantors acknowledge and confirm that (a) the Collateral Agent and the Canadian Facility Lenders have given value to the Grantors in respect of the security interests granted herein; (b) such Grantor has rights in the Collateral in which it has granted a security interest; and (c) this Agreement constitutes a security agreement as that term is defined in the PPSA.

9.19     Copy of Agreement; Verification Statement.    The Grantors hereby acknowledge receipt of a signed copy of this Agreement and hereby waive the requirement to be provided with a copy of any verification statement issued in respect of a financing or financing change statement filed under the PPSA in connection with this Agreement to perfect the security interest created herein.

9.20     Amalgamation. Each Granting Party acknowledges and agrees that, in the event it amalgamates with any other company or companies, it is the intention of the parties hereto that the term “Grantor” or “Pledgor”, when used herein, shall apply to each of the amalgamating corporations and to the amalgamated or surviving corporation, such that the Liens granted hereby:

(a)       shall extend to Collateral owned by each of the amalgamating corporations and the amalgamated or surviving corporation at the time of amalgamation and to any Collateral thereafter owned or acquired by the amalgamated or surviving corporation, and

(b)       shall secure all Obligations of each of the amalgamating corporations and the amalgamated or surviving corporation to the Collateral Agent and the Canadian Facility Lenders at the time of amalgamation and all Obligations of the amalgamated or surviving corporation to the Collateral Agent and the Canadian Facility Lenders thereafter arising. The Liens shall attach to all Collateral owned by each corporation amalgamating with Granting Party, and by the amalgamated or surviving corporation, at the time of the amalgamation, and shall attach to all Collateral thereafter owned or acquired by the amalgamated corporation when such becomes owned or is acquired.

9.21     Language.    The parties hereto confirm that it is their wish that this Agreement, as well as any other documents relating to this Agreement, including notices, schedules and authorizations, have been and shall be drawn up in the English language only. Les signataires confirment leur volonté que la présente convention, de même que tous les documents s’y rattachant, y compris tout avis, annexe et autorisation, soient rédigés en anglais seulement.

[Remainder of page left blank intentionally; Signature pages to follow.]

54

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

CANADIAN borrowerS:

GIENOW CANADA INC.

By:	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Secretary and Treasurer

MITTEN INC.

By:	/s/ Shawn K. Poe
Name: Shawn K. Poe
Title: Vice President, Secretary and Treasurer

North Star Manufacturing (London) Ltd.

By:	/s/ Chris Guinn
Name: Chris Guinn
Title: Chief Financial Officer

[Signature Pages to Pisces ABL Canadian Guarantee and Collateral Agreement]

Acknowledged and Agreed to as of the date hereof by:

UBS AG, STAMFORD BRANCH, as Collateral Agent and Administrative Agent

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director Banking Products Services, US

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director Banking Products Services, US

[Signature Pages to Pisces ABL Canadian Guarantee and Collateral Agreement]

ANNEX 1

ACKNOWLEDGEMENT AND CONSENT*

The undersigned hereby acknowledges receipt of a copy of the ABL Canadian Guarantee and Collateral Agreement, dated as of April 12, 2018 (the “Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement or the Credit Agreement referred to therein, as the case may be), made by and among GIENOW CANADA INC., MITTEN INC., North Star Manufacturing (London) Ltd. and the other Granting Parties party thereto in favour of UBS AG, STAMFORD BRANCH, as Collateral Agent and Administrative Agent. The undersigned agrees for the benefit of the Collateral Agent, the Administrative Agent and the Lenders as follows:

The undersigned will be bound by the terms of the Agreement applicable to it as an Issuer (as defined in the Agreement) and will comply with such terms insofar as such terms are applicable to the undersigned as an Issuer.

The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Subsection 5.3.1 of the Agreement.

The terms of Subsections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Subsection 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:
	Name:	[__________________]
	Title:	[_______________]

Address for Notices:

[__________________]

* This consent is necessary only with respect to any Issuer that is not also a Granting Party.

ANNEX 2

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of [_______ __], 20[_], made by [______________________________], a [______________] corporation ([each an] [the] “Additional Granting Party”), in favour of UBS AG, STAMFORD BRANCH, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement, or if not defined therein, in the Credit Agreement.

WITNESSETH:

WHEREAS, GIENOW CANADA INC., a federally incorporated Canadian corporation (“Gienow”), MITTEN INC., an Ontario (Canada) corporation (“Mitten”), NORTH STAR MANUFACTURING (LONDON) LTD., an Ontario (Canada) corporation (“North Star” and, together with Gienow and Mitten, certain other Canadian Subsidiaries from time to time party thereto, and their respective successors and assigns, the “Canadian Borrowers”), the Canadian Facility Lenders, the several other banks and other financial institutions from time to time party thereto, the Administrative Agent, the Collateral Agent and the other parties party thereto are parties to an ABL Credit Agreement, dated as of April 12, 2018 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Canadian Borrowers and certain of the Parent Borrower’s other Canadian Subsidiaries are, or are to become, parties to the ABL Canadian Guarantee and Collateral Agreement, dated as of April 12, 2018 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favour of the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, [the] [each] Additional Granting Party is a member of an affiliated group of companies that includes the Canadian Borrowers and each other Granting Party; the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable one or more Canadian Borrowers to make valuable transfers to one or more of the other Granting Parties (including such Additional Granting Party) in connection with the operation of their respective businesses; and the Canadian Borrowers and the other Granting Parties (including such Additional Granting Party) are engaged in related businesses, and each such Granting Party (including [each] such Additional Granting Party) will derive substantial direct and indirect benefit from the making of the extensions of credit to the Canadian Borrowers under the Credit Agreement;

WHEREAS, the Credit Agreement requires [the] [each] Additional Granting Party to become a party to the Guarantee and Collateral Agreement; and

Annex 3

WHEREAS, [the] [each] Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.       Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, [the] [each] Additional Granting Party, as provided in Subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor]1 and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor]2 thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules [____________] to the Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information. [The][Each] Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Granting Party, in its capacities as a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor],3 contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. Each Additional Granting Party hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the [Collateral (as such term is defined in Subsection 3.1 of the Guarantee and Collateral Agreement) of such Additional Granting Party] [and] [the Pledged Collateral (as such term is defined in the Guarantee and Collateral Agreement) of such Additional Granting Party, except as provided in Subsection 3.3 of the Guarantee and Collateral Agreement].

2.       GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[1]	Indicate the capacities in which the Additional Granting Party is becoming a Grantor.
[2]	Indicate the capacities in which the Additional Granting Party is becoming a Grantor.
[3]	Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

Annex 3

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTING PARTY]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

UBS AG, STAMFORD BRANCH, as Collateral Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

ANNEX 3

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT, dated as of [_________ __], 20[_], made by [______________________________], a [______________] corporation (the “Additional Pledgor”), in favour of UBS AG, STAMFORD BRANCH, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee and Collateral Agreement referred to below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement, or if not defined therein, in the Credit Agreement.

WITNESSETH:

GIENOW CANADA INC., a federally incorporated Canadian corporation (“Gienow”), MITTEN INC., an Ontario (Canada) corporation (“Mitten”), NORTH STAR MANUFACTURING (LONDON) LTD., an Ontario (Canada) corporation (“North Star” and, together with Gienow and Mitten, certain other Canadian Subsidiaries from time to time party thereto, and their respective successors and assigns, the “Canadian Borrowers”), the Canadian Facility Lenders, the several other banks and other financial institutions from time to time party thereto, the Administrative Agent, the Collateral Agent and the other parties party thereto are parties to an ABL Credit Agreement, dated as of April 12, 2018 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Canadian Borrowers and certain of the Parent Borrower’s other Canadian Subsidiaries are, or are to become, parties to the ABL Canadian Guarantee and Collateral Agreement, dated as of April 12, 2018 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favour of the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Pledgor to become a Pledgor under the Guarantee and Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of the Additional Pledgor; and

WHEREAS, the Additional Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become such a Pledgor under the Guarantee and Collateral Agreement;

Annex 3

NOW, THEREFORE, IT IS AGREED:

1.         Guarantee and Collateral Agreement.   By executing and delivering this Supplemental Agreement, the Additional Pledgor, as provided in Subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a Pledgor under the Guarantee and Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of the Additional Pledgor listed in Annex 1 hereto and will be bound by all terms, conditions and duties applicable to a Pledgor under the Guarantee and Collateral Agreement, as a Pledgor thereunder. The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedule 2 to the Guarantee and Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information. The Additional Pledgor hereby represents and warrants that each of the representations and warranties of such Additional Pledgor, in its capacity as a Pledgor, contained in Subsection 4.3 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Supplemental Agreement) as if made on and as of such date. The Additional Pledgor hereby undertakes each of the covenants, in its capacity as a Pledgor, contained in Subsection 5.3 of the Guarantee and Collateral Agreement. The Additional Pledgor hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Pledged Collateral of such Additional Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, except as provided in Subsection 3.3 of the Guarantee and Collateral Agreement. The Additional Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplemental Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

2.         GOVERNING LAW.   THIS SUPPLEMENTAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Annex 3

IN WITNESS WHEREOF, the undersigned has caused this Supplemental Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL PLEDGOR]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

UBS AG, STAMFORD BRANCH, as Collateral Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Schedule 1 to

Canadian ABL Guarantee and Collateral Agreement

Schedule 1

Notice Addresses of Granting Parties

Gienow Canada Inc. Mitten Inc.

c/o Pisces Midco, Inc.

5020 Weston Parkway, Suite 400,

Cary, North Carolina 27513

Attn: General Counsel

With copies to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attn: Jeffrey E. Ross

North Star Manufacturing (London) Ltd.

c/o Atrium Corporation

300 Welcome Center Blvd, P.O. Box 1869, Welcome, North Carolina 27374-1869

Attn: Chris Guinn

With copies to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attn: Jeffrey E. Ross

4

Schedule 2 to

Canadian ABL Guarantee and Collateral Agreement

Schedule 2

Pledged Securities

None.

5

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

Schedule 3

Perfection Matters

1. Existing Security Interests

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
1.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	GE VFS Canada Limited Partnership	Equipment	04/29/2014	14042932054	N/A	N/A
2.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	GE VFS Canada Limited Partnership	Equipment	04/29/2014	14042932234	N/A	N/A
3.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Xerox Canada Ltd.	Equipment	05/02/2014	14050225635	N/A	N/A
4.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Shaw GMC Chevrolet Buick Inc. / Summit Acceptance Corp	Equipment / Motor Vehicle	10/06/2014	14100620945	10/06/2014	14100633621
5.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	12/11/2014	14121140620	N/A	N/A
6.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	12/11/2014	14121140707	N/A	N/A
7.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	01/28/2015	15012822869	01/29/2015	15012931978

6

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
8.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	01/28/2015	15012828293	N/A	N/A
9.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	01/29/2015	15012931895	N/A	N/A
10.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	01/29/2015	15012932089	N/A	N/A
11.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	01/29/2015	15012932272	N/A	N/A
12.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	01/30/2015	15013021223	04/14/2015	15041425042
13.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	01/30/2015	15013021334	04/14/2015	15041425089
14.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	01/30/2015	15013021645	04/14/2015	15041435865
15.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	02/04/2015	15020434187	02/11/2015	15021119968

7

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
16.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	02/04/2015	15020434348	02/11/2015	15021120011
17.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	02/16/2015	15021605218	N/A	N/A
18.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	02/16/2015	15021605302	N/A	N/A
19.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	02/16/2015	15021605389	N/A	N/A
20.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	03/17/2015	15031714639	N/A	N/A
21.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Shaw GMC Chevrolet Buick Inc. / Summit Acceptance Corp	Equipment / Motor Vehicle	03/27/2015	15032714558	N/A	N/A
22.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	04/01/2015	15040109197	N/A	N/A
23.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	04/01/2015	15040112004	N/A	N/A

8

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
24.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	04/01/2015	15040112866	N/A	N/A
25.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	04/06/2015	15040635206	N/A	N/A
26.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	04/06/2015	15040635360	N/A	N/A
27.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	05/20/2015	15052036414	N/A	N/A
28.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Penske Truck Leasing Canada Inc. / Locations de Camions Penske Canada Inc	Equipment / Motor Vehicle	06/10/2015	15061009713	N/A	N/A
29.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	09/22/2015	15092244060	N/A	N/A
30.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	10/20/2015	15102034620	10/28/2015	15102833622
31.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	11/19/2015	15111935077	N/A	N/A

9

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
32.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	12/07/2015	15120712577	N/A	N/A
33.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	12/07/2015	15120737439	N/A	N/A
34.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	12/07/2015	15120737471	N/A	N/A
35.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	12/07/2015	15120737514	N/A	N/A
36.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	04/06/2015	15040635360	N/A	N/A
37.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	05/20/2015	15052036414	N/A	N/A
38.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Penske Truck Leasing Canada Inc. / Locations de Camions Penske Canada Inc	Equipment / Motor Vehicle	06/10/2015	15061009713	N/A	N/A
39.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	09/22/2015	15092244060	N/A	N/A

10

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
40.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	10/20/2015	15102034620	10/28/2015	15102833622
41.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	11/19/2015	15111935077	N/A	N/A
42.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	12/07/2015	15120712577	N/A	N/A
43.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	12/07/2015	15120737439	N/A	N/A
44.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	12/07/2015	15120737471	N/A	N/A
45.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	12/07/2015	15120737514	N/A	N/A
46.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	04/06/2015	15040635360	N/A	N/A
47.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Summit Acceptance Corp	Equipment / Motor Vehicle	05/20/2015	15052036414	N/A	N/A

11

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
48.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	07/25/2017	17072516795	N/A	N/A
49.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	07/25/2017	17072519578	N/A	N/A
50.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	07/31/2017	17073137996	N/A	N/A
51.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	07/31/2017	17073138005	N/A	N/A
52.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	09/11/2017	17091121633	N/A	N/A
53.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	09/13/2017	17091318036	N/A	N/A
54.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	09/27/2017	17092733982	N/A	N/A
55.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	09/27/2017	17092734235	N/A	N/A

12

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
56.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	10/24/2017	17102433722	N/A	N/A
57.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	11/15/2017	17111516937	N/A	N/A
58.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	11/15/2017	17111518594	N/A	N/A
59.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	11/15/2017	17111520462	N/A	N/A
60.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	11/15/2017	17111532904	N/A	N/A
61.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	11/15/2017	17111535600	N/A	N/A
62.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment / Motor Vehicle	11/24/2017	17112426367	N/A	N/A
63.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Ryder Truck Rental Canada Ltd.	Equipment / Motor Vehicle	12/29/2017	17122919037	N/A	N/A

13

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
64.	Gienow Canada Inc.	Alberta	Personal Property Registry Search	PPSA	Akhurst Machinery Limited	Equipment	01/31/2018	18013125605	N/A	N/A
65.	Gienow Canada Inc.	British Columbia	Personal Property Registry Search	PPSA	Xerox Canada Ltd.	Equipment	05/02/2014	934567H	N/A	N/A
66.	Gienow Canada Inc.	British Columbia	Personal Property Registry Search	PPSA	Shaw GMC Chevrolet Buick Inc. / Summit Acceptance Corp.	Equipment	04/06/2015	528455I	05/11/2015	595787I
67.	Gienow Canada Inc.	British Columbia	Personal Property Registry Search	PPSA	Penske Truck Leasing Canada Inc. / Locations de Camions Penske Canada Inc.	Equipment	06/10/2015	655012I	N/A	N/A
68.	Gienow Canada Inc.	British Columbia	Personal Property Registry Search	PPSA	Cookson Motors Idealease Ltd.	Equipment	09/01/2015	815535I	N/A	N/A
69.	Gienow Canada Inc.	British Columbia	Personal Property Registry Search	PPSA	Summit Acceptance Corp.	Equipment	11/20/2015	964886I	N/A	N/A
70.	Gienow Canada Inc.	British Columbia	Personal Property Registry Search	PPSA	Penske Truck Leasing Canada Inc. / Locations de Camions Penske Canada Inc.	Equipment	05/24/2017	898069J	N/A	N/A
71.	Gienow Canada Inc.	British Columbia	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment	11/15/2017	401044K	N/A	N/A

14

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
72.	Gienow Canada Inc.	British Columbia	Personal Property Registry Search	PPSA	Jim Pattison Industries Ltd.	Equipment	11/15/2017	401117K	N/A	N/A
73.	Gienow Canada Inc.	Manitoba	Personal Property Registry Search	PPSA	Shaw GMC Chevrolet Buick Inc. / Summit Acceptance Corp.	Equipment	10/06/2014	201418925502	10/06/2014	201418973213
74.	Gienow Canada Inc.	Manitoba	Personal Property Registry Search	PPSA	Summit Acceptance Corp.	Equipment	12/07/2015	201523348502	N/A	N/A
75.	Gienow Canada Inc.	Manitoba	Personal Property Registry Search	PPSA	Summit Acceptance Corp.	Equipment	05/31/2016	201610111500	N/A	N/A
76.	Gienow Canada Inc.	Manitoba	Personal Property Registry Search	PPSA	Penske Truck Leasing Canada Inc. / Locations de Camions Penske Canada Inc.	Equipment / Motor Vehicle	03/24/2017	201704979601	N/A	N/A
77.	Gienow Canada Inc.	Manitoba	Personal Property Registry Search	PPSA	Penske Truck Leasing Canada Inc. / Locations de Camions Penske Canada Inc.	Equipment	06/10/2015	201510645508	N/A	N/A
78.	Gienow Canada Inc.	Ontario	Personal Property Registry Search	PPSA	Ryder Truck Rental Canada Ltd.	Equipment / Motor Vehicle	12/29/2017	20171229 1405 1462 7518	N/A	N/A
79.	Gienow Canada Inc.	Ontario	Personal Property Registry Search	PPSA	Penske Truck Leasing Canada Ltd. / Locations de Camions Penske Canada Ltd.	Equipment / Other / Motor Vehicle	03/24/2017	20170324 1407 1462 2332	N/A	N/A

15

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
80.	Gienow Canada Inc.	Ontario	Personal Property Registry Search	PPSA	Penske Truck Leasing Canada Ltd. / Locations de Camions Penske Canada Ltd.	Equipment / Other / Motor Vehicle	06/10/2015	20150610 1405 1462 9421	N/A	N/A
81.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Shaw GMC Chevrolet Buick Inc. / Summit Acceptance Corp.	Equipment / Motor Vehicle	09/26/2014	301248323	N/A	N/A
82.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Shaw GMC Chevrolet Buick Inc. / Summit Acceptance Corp.	Equipment / Motor Vehicle	10/06/2014	301252847	N/A	N/A
83.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Shaw GMC Chevrolet Buick Inc. / Summit Acceptance Corp.	Equipment / Motor Vehicle	10/30/2014	301263366	N/A	N/A
84.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Shaw GMC Chevrolet Buick Inc. / Summit Acceptance Corp.	Equipment / Motor Vehicle	02/17/2015	301301765	N/A	N/A
85.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Shaw GMC Chevrolet Buick Inc. / Summit Acceptance Corp.	Equipment / Motor Vehicle	04/06/2015	301320110	N/A	N/A
86.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Summit Acceptance Corp.	Equipment / Motor Vehicle	09/28/2015	301396857	N/A	N/A
87.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Summit Acceptance Corp.	Equipment / Motor Vehicle	10/02/2015	301399420	N/A	N/A

16

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
88.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Summit Acceptance Corp.	Equipment / Motor Vehicle	10/20/2015	301406483	N/A	N/A
89.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Jim Pattison Ltd.	Equipment / Motor Vehicle	07/25/2017	301653426	N/A	N/A
90.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Xerox Canada Ltd.	Equipment	05/02/2014	301179368	N/A	N/A
91.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Penske Truck Leasing Canada Ltd. / Locations de Camions Penske Canada Ltd.	Equipment / Motor Vehicle	06/10/2015	301349241	N/A	N/A
92.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Penske Truck Leasing Canada Ltd. / Locations de Camions Penske Canada Ltd.	Equipment / Motor Vehicle	03/24/2017	301601549	N/A	N/A
93.	Gienow Canada Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Ryder Truck Rental Canada Ltd.	Equipment / Motor Vehicle	12/29/2017	301714405	N/A	N/A
94.	Mitten Inc.	Alberta	Personal Property Registry Search	PPSA	Ricoh Canada Inc.	Equipment	09/28/2012	12092820792	N/A	N/A
95.	Mitten Inc.	British Columbia	Personal Property Registry Search	PPSA	Ricoh Canada Inc.	Equipment	09/28/2012	976472G	N/A	N/A

17

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
96.	Mitten Inc.	Manitoba	Personal Property Registry Search	PPSA	Ricoh Canada Inc.	Equipment	09/28/2012	201217301209	N/A	N/A
97.	Mitten Inc.	New Brunswick	Personal Property Registry Search	PPSA	Ricoh Canada Inc.	Equipment	09/28/2012	22042998	N/A	N/A
98.	Mitten Inc.	Nova Scotia	Personal Property Registry Search	PPSA	Ricoh Canada Inc.	Equipment	09/28/2012	20139333	N/A	N/A
99.	Mitten Inc.	Ontario	Personal Property Registry Search	PPSA	Ricoh Canada Inc.	Equipment / Other	08/01/2012	20120801 0941 1616 3029	N/A	N/A
100.	Mitten Inc.	Ontario	Personal Property Registry Search	PPSA	Trailer Wizards Ltd.	Equipment / Motor Vehicle	12/05/2017	20171205 1305 1902 9000	N/A	N/A
101.	Mitten Inc.	Ontario	Personal Property Registry Search	PPSA	Trailer Wizards Ltd.	Equipment / Motor Vehicle	12/05/2017	20171205 1333 1902 9057	N/A	N/A
102.	Mitten Inc.	Ontario	Personal Property Registry Search	PPSA	De Lage Landen Financial Services Canada Inc.	Equipment / Accounts / Other/ Motor Vehicle	04/22/2014	20140422 0946 1529 8537	N/A	N/A
103.	Mitten Inc.	Ontario	Personal Property Registry Search	PPSA	De Lage Landen Financial Services Canada Inc.	Equipment / Accounts / Other/ Motor Vehicle	05/26/2017	20170526 1441 1530 1185	N/A	N/A

18

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
104.	Mitten Inc.	Ontario	Personal Property Registry Search	PPSA	De Lage Landen Financial Services Canada Inc.	Equipment / Accounts / Other/ Motor Vehicle	06/29/2017	20170629 1933 1531 9661	N/A	N/A
105.	Mitten Inc.	Ontario	Personal Property Registry Search	PPSA	Ryder Truck Rental Canada Ltd.	Equipment / Motor Vehicle	05/08/2017	20170508 1709 1462 7488	N/A	N/A
106.	Mitten Inc.	Ontario	Personal Property Registry Search	PPSA	RCAP Leasing Inc.	Equipment / Accounts / Other	02/27/2015	20150227 1431 8077 5080	N/A	N/A
107.	Mitten Inc.	Ontario	Personal Property Registry Search	PPSA	Bank of Montreal	Accounts / Other	10/04/2011	20111004 1359 1590 9090	06/03/2013	20130603 1120 1590 1754
108.	Mitten Inc.	Quebec	RPMRR	RPMRR	Ricoh Canada Inc. / CIT Financial Ltd.	Equipment / Other	10/04/2012	12-0821265-0001	N/A	N/A
109.	Mitten Inc.	Quebec	RPMRR	RPMRR	Ryder Truck Rental Canada Ltd.	Equipment / Motor Vehicle	05/09/2017	17-0442771-0009	N/A	N/A
110.	Mitten Inc.	Saskatchewan	Personal Property Registry Search	PPSA	Ricoh Canada Inc.	Equipment	09/28/2012	300932186	N/A	N/A
111.	North Star Manufacturing (London) Ltd.	Ontario	Personal Property Registry Search	PPSA	Blueshore Transport Finance Ltd. North Shore Transport Finance Ltd.	Equipment / Motor Vehicle	01/19/2018	20180119 1930 1531 0129	N/A	N/A

19

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
112.	North Star Manufacturing (London) Ltd.	Ontario	Personal Property Registry Search	PPSA	Paccar Financial Services Ltd. Paccar Financial Ltd.	Equipment / Other / Motor Vehicle	08/03/2016	20160803 1438 8077 3878	05/18/2017	20170518 1037 8077 4075
113.	North Star Manufacturing (London) Ltd.	Ontario	Personal Property Registry Search	PPSA	De Lage Landen Financial Services Canada Inc.	Equipment / Accounts / Other / Motor Vehicle	12/07/2015	20151207 1439 1530 1198	N/A	N/A
114.	North Star Manufacturing (London) Ltd.	Ontario	Personal Property Registry Search	PPSA	Paccar Financial Services Ltd. Paccar Financial Ltd.	Equipment / Other / Motor Vehicle	06/15/2015	20150615 1033 8077 4093	06/17/2015 / 05/18/2017	20150617 1436 8077 4380 / 20170518 1037 8077 4076
115.	North Star Manufacturing (London) Ltd.	Ontario	Personal Property Registry Search	PPSA	Mercedes-Benz Financial Services Canada Corporation Mercedes-Benz Financial	Equipment / Other / Motor Vehicle	08/26/2014	20140826 1951 1531 1854	06/26/2017	20170626 1038 1529 1129

2. Closing Date PPSA Filings

	Name of Entity	Jurisdiction of Organization	Provinces or Territories of Filings	Document Filed
1.	Gienow Canada Inc.	Federally Incorporated	British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Nova Scotia	PPSA – Financing Statements (for each of the provinces listed in the Filing Office column)
2.	Mitten Inc.	Ontario	British Columbia, Alberta, Manitoba, Ontario, New Brunswick, Nova Scotia, Newfoundland	PPSA – Financing Statements (for each of the provinces listed in the Filing Office column)
3.	North Star Manufacturing (London) Ltd.	Ontario	Ontario	Financing statement with the Personal Property Registry (Ontario)

20

Schedule 3 to

Canadian ABL Guarantee and Collateral Agreement

3. Closing Date IP Filings

A. Filings with the Canadian Intellectual Property Office

Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of the Closing Date, from Mitten, Inc.

Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of April 12, 2018 from North Star Manufacturing (London) Ltd.

B. Filings with the U.S. Patent and Trademark Office

None.

C. Filings with the U.S. Copyright Office

None.

21

Schedule 4 to

Canadian ABL Guarantee and Collateral Agreement

Schedule 4

Financing Statements, Jurisdiction of Organization and Locations of Collateral

Financing Statements

Jurisdiction of Organization

	Name of Entity	Jurisdiction of Organization
1.	Gienow Canada Inc.	Federally Incorporated
2.	Mitten Inc.	Ontario
3.	North Star Manufacturing (London) Ltd.	Ontario

Locations of Collateral

	Name of Entity	Locations of Collateral (Province)
1.	Gienow Canada Inc.	Alberta, Saskatchewan, British Columbia, Manitoba, Ontario, Nova Scotia
2.	Mitten Inc.	Ontario, Alberta, Nova Scotia, New Brunswick, British Columbia, Newfoundland, Manitoba
3.	North Star Manufacturing (London) Ltd.	Ontario

22

Schedule 5 to

Canadian ABL Guarantee and Collateral Agreement

Schedule 5

Intellectual Property

Patents, Copyrights, and Trademarks

1.	Patents

None.

2.	Trademark Registrations and Applications

Owner	Trademark	(Application No.) / Registration No.	Filing Date	Registration Date
Mitten Inc.	ACT	TMA606,898	09/02/2002	04/02/2004
Mitten Inc.	CEDARLINE	TMA777,298	07/24/2009	09/16/2010
Mitten Inc.	COLOR-RICH	TMA606,472	09/18/2002	03/29/2004
Mitten Inc.	ENTRÉE	TMA965,554	12/23/2014	03/13/2017
Mitten Inc.	EQUINOX	TMA708,120	12/14/2006	02/22/2008
Mitten Inc.	FORTRESS	TMA812,026	07/27/2010	11/18/2011
Mitten Inc.	GRAND RIVER	TMA672,203	08/11/2005	09/08/2006
Mitten Inc.	GRAND RIVER SHAKES	TMA619,851	07/18/2003	09/17/2004
Mitten Inc.	INSULPLANK	TMA647,428	11/10/2004	09/07/2005
Mitten Inc.	MITTEN	TMA370,913	12/13/1988	07/20/1990
Mitten Inc.	MITTEN	TMA664,938	06/09/2005	05/24/2006
Mitten Inc.	OREGON PRIDE	TMA695,326	09/08/2004	08/31/2007
Mitten Inc.	PROCANNA	TMA972,332	10/31/2014	06/01/2017
Mitten Inc.	PROCANNA BUILDING MATERIALS	TMA344,409	06/18/1987	09/02/1988
Mitten Inc.	PROCANNA DESIGN CompuMark Trademark: PROCANNA	TMA348,228	06/18/1987	11/25/1988
Mitten Inc.	PROCANNA MATERIAUX DE CONSTRUCTION	TMA344,314	06/18/1987	09/02/1988
Mitten Inc.	SECURELOCK	TMA799,664	07/26/2010	06/09/2011
Mitten Inc.	SENTRY	TMA614,923	06/19/2001	07/15/2004
Mitten Inc.	SIDING THE WORLD SINCE 1959	TMA606,751	09/09/2002	03/31/2004
Mitten Inc.	STAKLOC	TMA655,361	03/14/2005	12/16/2005
North Star Manufacturing (London) Ltd.		TMA608109	02/11/2000	06/07/1991
North Star Manufacturing (London) Ltd.		TMA617855	02/11/2000	04/20/2004
North Star Manufacturing (London) Ltd.	NORTH STAR	TMA530542	02/24/1999	08/27/2004
North Star Manufacturing (London) Ltd.	TRU BILT	TMA642921	01/28/2004	06/23/2005

23

Schedule 5 to

Canadian ABL Guarantee and Collateral Agreement (Atrium)

3.	Copyright Registrations

None.

Material Registered Patent, Copyright, and Trademark Licenses

4.	Material Patent Licenses

Type of Agreement	Party #1	Party #2	Date of Agreement

5.	Material Trademark Licenses

Type of Agreement	Party #1	Party #2	Date of Agreement
Software License Agreement	SAGE	Mitten Inc.	NA
Software License Agreement	Baan	Gienow Canada Inc.	October 1, 2009

6.	Material Copyright Licenses

Type of Agreement	Party #1	Party #2	Date of Agreement

The Grantors are party to standard agreements for software and information technology used in the ordinary course of business.

24